UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-2168
                                                     ---------------------

                            ACTIVA MUTUAL FUND TRUST
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                         2905 Lucerne Dr. SE, Suite 200
                        Grand Rapids, Michigan 49546-7116
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

     Allan D. Engel, President, Secretary, and Treasurer Activa Mutual Fund
                          2905 Lucerne Dr SE, Suite 200
                        Grand Rapids, Michigan 49546-7116
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (616) 588-5380
                                                           -------------------

                  Date of fiscal year end: December 31
                                           ------------------

                  Date of reporting period: June 30, 2007
                                            -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS.
-------------------------------

The attached Semiannual Report to Shareholders was mailed on August 29, 2007.

Logo: Activa

SEMIANNUAL REPORT               ACTIVA INTERMEDIATE BOND FUND
JUNE 30, 2007                      Sub-Adviser: McDonnell Investment
                                   Management, LLC

                                ACTIVA VALUE FUND
                                   Sub-Adviser: Wellington Management
                                   Company, LLP

                                ACTIVA GROWTH FUND
                                   Sub-Adviser: BlackRock Capital
                                   Management, Inc.

                                ACTIVA INTERNATIONAL FUND
                                   Sub-Adviser: Tradewinds Global
                                   Investors, LLC


A selection of stock and bond funds, managed by professional advisers, which are designed to help investors meet their financial goals.



Logo: Activa Mutual Funds

ACTIVA Mutual Funds Semiannual Report

Contents

                                                                            Page

SHAREHOLDER LETTER                                                             1

ACTIVA INTERMEDIATE BOND FUND                                                  2

ACTIVA VALUE FUND                                                              3

ACTIVA GROWTH FUND                                                             4

ACTIVA INTERNATIONAL FUND                                                      5


ACTIVA PORTFOLIO HIGHLIGHTS                                                    6


ACTIVA ADDITIONAL INFORMATION                                                  8


ACTIVA OFFICERS AND TRUSTEES OF THE FUND                                      11


SCHEDULE OF INVESTMENTS

   Activa Intermediate Bond Fund                                              13

   Activa Value Fund                                                          18

   Activa Growth Fund                                                         22

   Activa International Fund                                                  26



                                                                            Page

STATEMENT OF ASSETS AND LIABILITIES                                           30

STATEMENT OF OPERATIONS                                                       31

STATEMENT OF CHANGES IN NET ASSETS                                            32

NOTES TO FINANCIAL STATEMENTS                                                 34


FINANCIAL HIGHLIGHTS                                                          40



The views and opinions in this report were current as of June 30, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund's future investment intent.



Activa Mutual Funds
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(800) 346-2670
WWW.ACTIVAFUNDS.COM

SEMIANNUAL REPORT

Dear Shareholder:

During the first six months of 2007, the markets experienced some early volatility then rising to period highs during mid-second quarter and, although most major market indexes were down for the month of June, the markets were able to finish the period with positive results. The Dow Jones Industrial Average finished the period up 8.79%. The U.S. broader markets also ended the period up with The Standard & Poor's 500 Index and the NASDAQ Composite up 6.96% and 7.78% respectfully. As was the case for most of 2006, perhaps the strongest markets were overseas with international stocks, as measured by the MSCI EAFE Index, achieving a positive return of 11.09% for the first six months of 2007.

Many factors contributed to the U.S. market's positive results for the period including better than expected earnings growth, strong merger and acquisition activity and global economic strength. Detracting from the market strength were continuing fears of the sagging U.S. housing sector and credit concerns.

Whether the market is moving up or down, investors are often anxious regarding investment choices, especially how and when to invest. As we have often seen, markets are cyclical and volatile, and investors should make sure they have a plan that can carry them through the peaks and troughs. From our perspective, investors who are committed to a long-term plan are more likely to achieve their financial goals.

We believe that a long-term plan includes an investment strategy of allocating your investment holdings across the major asset classes, diversifying within each class, and regularly rebalancing your portfolio to maintain the desired allocation. Although this strategy cannot guarantee a profit or protect against a loss, it is an approach which may potentially allow you to capitalize on the many opportunities the financial markets can offer.

Also, investing regularly along with an automatic investment plan can help to relieve the anxiousness and emotion from investing. Dollar cost averaging involves investing a certain amount of money in the same fund at the same time each month or quarter. By investing the same dollar amount on a periodic basis in the same fund you may pay a lower average cost per share. Although dollar cost averaging does not guarantee a profit, it does encourage discipline, eliminate the need to decide when to invest, and avoid the temptation to time the market. Activa Mutual Funds can help you maintain an investment program by establishing an automatic investment program from your bank account. You choose the dollar amount (minimum $50), time periods, and Activa Funds you want to invest in. Call an Activa Investor Services Representative (1-800-346-2670) to further discuss dollar cost averaging and how you can establish an automatic investment program.

During these unpredictable markets, our portfolio managers and portfolio teams of sub-advisers have proceeded with the skill and perspective that their experience has provided them. Our managers have been proactive in managing your investments in these market environments, identifying and evaluating risks, and utilizing their investment expertise in their respective asset class. We continue to monitor their results and abilities to invest appropriately in these challenging markets. Following in this report you will find their management discussion and review of fund results. In addition, you will find graphic illustrations and tables highlighting the diversification and significant holdings of each of the Funds.

We continue to welcome as shareholders the independent business owners of Alticor who receive part of their profit-sharing bonus in the Value Fund. Whether you are a new or continuing recipient of profit-sharing, we would encourage you to review your investment to make sure that the assets are allocated in a manner that best meets your investment objective.

We are in the process of developing additional on-line financial tools that may be available for your use in the near future. We look forward to communicating with our investors regarding these tools as we move through the development process. We continue to help investors determine their personal asset allocation and investment needs by offering a variety of financial calculators on the Activa Funds web-site. Please visit our web site at www.activafunds.com to access these calculators and learn how you can develop a diversified portfolio using the Activa Funds.

We here at Activa Mutual Funds thank you for your support of our Fund family and we will continue to make it our priority to bring you the highest level of quality and service.

Sincerely,

/s/ Allan D. Engel

Allan D. Engel
President


                                         ACTIVA Mutual Funds Semiannual Report 1

ACTIVA Intermediate Bond Fund -- McDonnell Investment Management, LLC

ECONOMIC HIGHLIGHTS

The Federal Reserve remained on hold as inflation vigilance/price stability remained the primary emphasis. The economy continued to exhibit steady growth, strong corporate profitability, reasonable employment strength, ongoing commodity price pressures and a weak housing market. Stable U.S. interest rates coupled with the U.S. budget and trade deficits contributed to a weaker U.S. dollar.

MARKET HIGHLIGHTS

Pressures from weakness in the sub-prime lending sector contributed to increased market volatility. The weakness has remained contained among sub-prime lenders and investments backed by sub-prime backed loan assets. However, concerns remain that the broader structured finance sector may come under additional pressure as investors look to unwind riskier asset holdings. The sub-prime market weakness also contributed to a steeper yield curve as the yield difference between 2-year and 30-year treasuries increased by .26% between December 31, 2006 and June 30, 2007. Overall, the 2-year treasury yield increased from 4.81% on December 31, 2006 to 4.86% as of June 30, 2007, while the 30-year treasury yield increased from 4.81% to 5.12% over the same period.

PORTFOLIO HIGHLIGHTS

The Fund generated a total return of .49% for the 6 month period ended June 30, 2007. By comparison the Lehman Aggregate Bond Fund returned .98% for the same 6 month period. Overall the Fund's relative return benefited from its exposure to high quality, non-U.S. sovereign and split-rated securities. Detractors from the Fund's relative return included an overweight in the mortgage and asset-backed sectors and an above index duration posture. In addition, the Fund has maintained a modest overweight position in the middle of the yield curve which should benefit from a steepening yield curve.

OUTLOOK

We believe the prospects for relative price stability with modest economic growth will allow the Federal Reserve to remain on hold during the balance of 2007. The challenge will remain to identify the key sectors, yield curve posture and securities that best fit this environment. We expect to continue to meet these challenges through appropriate risk management and our disciplined investment style.


2 ACTIVA Mutual Funds Semiannual Report

ACTIVA Value Fund -- Wellington Management Company, LLP

MARKET COMMENT

During the first six months of 2007, equity markets strengthened despite a volatile start to the year, as better-than-expected corporate earnings, healthy M&A activity and views of solidifying economic growth outweighed concerns of rising interest rates and the weakening housing and credit environment. Mid cap stocks led large caps and small caps over the first half of the year when measured using the S&P MidCap 400, the S&P 500 and the Russell 2000 Indexes. For the first time in several quarters, growth outperformed value as the Russell 1000 Growth Index advanced 6.9% and the Russell 1000 Value Index gained 4.9% during the second quarter of 2007. Within the Russell 1000 Value index, all broad sectors except for Financials posted positive results.

FUND REVIEW

The Activa Value Fund advanced 7.3% net of expenses during the six-month period, outperforming the 6.2% return of the Russell 1000 Value index.

The Sub-Advisor focuses on stock selection within industries; rather than making significant sector bets, industry weights are kept in line with those of the Russell 1000 Value Index. The Sub-Adviser uses an internally-developed, quantitative analytical approach to complement fundamental or "bottom-up" security analysis research.

For the first half of the year, the Fund's bottom-up investment approach produced positive benchmark-relative results in six out of ten broad market sectors. Strong stock selection within the Health Care, Industrials, and Materials sectors contributed to positive results, although was slightly offset by weak stock selection in the Utilities and Financials sectors.

The Health Care sector was boosted by strong performers including pharmaceutical company, Bristol-Myers Squibb, as well as health services companies, Medco Health and McKesson, which all contributed positively to the Fund's relative results. Bristol-Myers raised full-year guidance and beat consensus estimates, and McKesson rallied during the first quarter on rumors of being acquired, and reporting growing profits throughout the period.

Within the Industrials sector, AGCO and Terex contributed to the Fund's performance, as did Freeport-McMoRan in the Materials sector, after posting strong earnings growth and improved profitability.

Conversely, the Utilities sector was a weak spot for the Fund, after reporting falling profits, and Westar suffered from disappointing weather-related first quarter results and power outages.

Stock selection within the Financials sector detracted from relative performance as Countrywide Financials and MBIA both were negatively impacted by the concerns of a weakening sub-prime mortgage market.

OUTLOOK

The objective of the Value Fund is to provide long-term total returns in excess of the Russell 1000 Value Index and is intended to be suitable as a U.S. large cap value investment. The Portfolio attempts to add value by combining Wellington Management's proprietary fundamental and quantitative research in a disciplined framework to build a portfolio of the most attractive large cap value stocks.

The Portfolio focuses on stock selection as the key driver of returns and uses quantitative portfolio construction techniques to attempt to build a portfolio insulated from factors that may cause serious under-performance versus the benchmark to avoid surprises from unintended, uncompensated risks. This approach ensures consistent value orientation, while minimizing exposure to foreign stocks, cash positions, overexposure to small cap or mid cap stocks and excessive industrial sector bets. These exposures are managed within a set range and monitored for their impact on overall portfolio risk to focus active risk on stock selection.


                                         ACTIVA Mutual Funds Semiannual Report 3

ACTIVA Growth Fund -- BlackRock Capital Management, Inc.

PERFORMANCE SUMMARY

After producing modestly positive returns during the first quarter, U.S. equities moved higher during the second quarter, bolstered by better-than-expected earnings growth, global economic strength, and robust mergers & acquisition activity. As the year has progressed, we have started to see a shift in leadership among market capitalizations and styles. During the second quarter, large cap stocks proved to be the strongest performers, followed by mid caps and then small caps. While mid cap stocks remain the best-performing group year-to-date, investor preference has begun to shift towards larger cap companies. Similarly, there is more evidence that investors are starting to favor the characteristics of growth stocks. Within large cap space, the Russell 1000 Growth Index finished the first six months of the year 190 basis points higher than the Russell 1000 Value Index.

Over the six month period, large cap growth stocks as measured by the Russell 1000 Growth Index have provided solid gains, rising 8.1%. All ten sectors within the index posted positive returns. The top-performers were energy, materials, industrials and utilities, while consumer discretionary, consumer staples and financials were the poorest performers. The Portfolio, returning 9.4% for the first six months, outperformed the benchmark in this environment, with strong stock selection in information technology, consumer discretionary, materials and industrials driving returns. Weakness within the financials and health care sectors created a drag on performance.

PORTFOLIO REVIEW

While our bottom-up portfolio construction process led to a benchmark neutral weight in the information technology sector over the period, solid stock picking resulted in favorable relative results. The largest positive contributor at the individual stock level was a position in Corning. Shares of Corning suffered during the fourth quarter of 2006, but have exhibited a strong rebound in 2007. We continued to hold Corning despite the stock's poor performance toward the end of last year, maintaining the position that the underlying fundamentals were unchanged. Our stance proved beneficial as shares of Corning rose over 36% during the period with demand for their liquid crystal display glass helping to fuel gains. We remain constructive on the outlook for Corning and continue to own the stock.

Both selection and allocation decisions contributed to outperformance in the consumer discretionary sector during the period, as our bottom-up approach led to an underweight in what proved to be one of the worst-performing groups in the Russell 1000 Growth Index. At the stock level, positions in Chinese outdoor media firm Focus Media Holding and upscale apparel maker Polo Ralph Lauren aided performance. Focus Media shares rose on strong financial results bolstered by increasing advertisement sales for the company's network of flat-panel televisions, while Polo Ralph Lauren shares have benefited from strength in Europe and success within its "Chaps" franchise.

Relative strength in the materials sector was driven by our position in agricultural biotechnology firm Monsanto. Monsanto continues to post strong earnings buoyed by sales of the company's genetically modified corn seed in both the United States and Europe. Corn plantings have been up over the past year as demand for gasoline-alternative ethanol has led to higher prices. Within industrials, a significant contributor was Honeywell International. Shares of Honeywell have benefited from continued end-market strength as the current up-cycle in aerospace and commercial construction spending has proved to be a tailwind for the stock.

In contrast, weakness within the financials and healthcare sectors was largely the result of stock selection. In financials, our position in NYSE Euronext hurt performance. Shares of the recently combined global exchange drifted down throughout the second quarter, as the merger of the two exchanges has been met with some skepticism. We continue to own the stock and feel that the merger will lead to considerable cost and revenue synergies, which are not being fully appreciated by Wall Street analysts at this time. Positions in Allergan and Abbott Laboratories were notable detractors in the health care space.

PORTFOLIO POSITIONING AND OUTLOOK

While there were no major changes in portfolio strategy during the period, relative sector weights shifted as a result of market movements, individual buy/sell decisions and changes within our benchmark, the Russell 1000 Growth Index, following the annual reconstitution at the end of June. At the close of the second quarter, our most meaningful overweights were in the telecommunication services and industrial sectors, while our most significant underweights were in the energy and consumer discretionary sectors. At the stock level, our bottom-up portfolio construction process has led to a larger emphasis on companies exhibiting stable growth rates as we added to existing positions and established new positions in some of the larger, mature growth companies in our universe.

There have been no dramatic changes to our outlook. We expect market conditions will remain choppy throughout the remainder of the year as investors come to grips with slower earnings growth and digest the uncertainties associated with the housing market, the direction of interest rates and elevated energy prices. In this environment, we believe that solid bottom-up stock selection will be central to producing above-benchmark returns for Activa Growth Fund shareholders.


4 ACTIVA Mutual Funds Semiannual Report

ACTIVA International Fund -- Tradewinds Global Investors, LLC

The year started where it had left off in 2006, with international markets rallying strongly, although from both a regional and sector perspective returns were highly uneven. The MSCI EAFE Index, returned just around 11% for the period ended June 30, 2007, with this broad index posting positive returns in every month during the period. Europe and the Pacific region excluding the UK were the main gainers, and markets in countries such as Germany provided returns in excess of 20%. Japan was the notable laggard, as it was in 2006. Broadly, the U.S. dollar continued its weakening trend, which started in 2002, although while weakening versus the Euro, sterling and other currencies both in the developed and emerging world, the U.S. dollar appreciated versus the yen, which put a further dampener on returns from Japan for U.S. investors. Notable sector gains for the year came from the Materials and Industrials sectors, while the Healthcare sector could barely eek out a positive return and the Financials sector, the largest of the EAFE sectors returned around half that of the broader Index.

While volatility remains low and this has helped underpin broadly stronger markets in recent quarters, we did see a sharp spike in volatility in February. However, this caused just a short term reversal in the upward trend. In addition, problems in the U.S. sub prime market had some impact on European Banks, many of which have significant exposure to this area. However, the theme we saw last year, in particular in Europe and the U.S., of private equity money looking for places to invest and companies looking to deploy their own cash meant that the M&A bandwagon continued to roll. We question the ultimate sustainability of the phenomena, and we feel that much of Japan's relative underperformance can be explained by the non-existent M&A premium in this market, which continues to repel most types of takeovers. However, more broadly the M&A theme and low volatility helps markets maintain this upward bias for now, with the MSCI EAFE Index up almost 200% from its 2003 low, if we consider the reinvestment of dividends.

The fund returned 8.24% for the period, which although strong, lagged the 11% return of the MSCI EAFE Index. While our overweight positions in the Energy and Materials sector provided strong absolute and relative returns for the fund, negative overall returns in the Telecommunications sector in particular meant that overall returns lagged broader markets. In addition, our higher than benchmark exposure to Japan also detracted from returns on both an absolute and relative basis in U.S. dollar terms.

Within the Energy sector, the portfolio benefited from owning undervalued companies in a sector that has lagged the overall market in recent years. That, added to a stronger oil price saw most portfolio companies return high double digits for the period. A notable contributor was Nippon Oil, which was only purchased in the first quarter. Our UK listed holdings in the large integrated oil companies, BP and Royal Dutch Shell, also provided strong returns. We continue to find good value in this sector and remain overweight relative to the index.

Within the Materials sector, which, for us, broadly comprises precious metals mining company exposure and industrial materials exposure, returns were very strong in the industrial materials area, while lagging somewhat in parts of the precious metals arena. Within the industrial materials area Rio Tinto, the diversified mining company rallied substantially for the period, providing strong overall returns for the fund. We also saw strong returns in Alumina of Australia and Stora Enso, the world's largest paper company. In the precious metals space Lonmin, a UK based platinum company, was a strong performer, however Barrick Gold, the portfolio's largest holding, fell in the period as did most other gold mining companies including Anglo Gold of South Africa. We continue to believe that gold mining companies offer significant opportunity and potential upside to intrinsic value and are maintaining our exposure to this area.

As mentioned, the main area of underperformance came in the Telecommunications sector. This sector, where we have just under 20% exposure, detracted from returns as four of our holdings fell in absolute terms in the period. NTT of Japan, which is the largest fixed line operator in the world's second largest economy, in addition to having a controlling stake in Japan's largest mobile operator, fell on profit disappointment - we continue to like this company and added to our exposure during the period. In Asia, KT Corp. in South Korea and Chunghwa Telecom of Taiwan also fell in the period as did Telecom Italia in Europe. We continue to find good value in these companies which offer strong defensive qualities such as high free cash flows and good dividend yields. Vodafone of the UK bucked the negative trend, but this was not enough to make up for the short term negative performance of some of our other holdings in the sector.

Within Japan, the fund was hurt due to the overweight exposure to the country and some poorly performing stocks. In addition to NTT mentioned above, there was also share price weakness in portfolio companies such as Sankyo and Sega Sammy, which produce products for the Japanese leisure industry, and Takefuji a Japanese consumer finance company. The fund continues to own all of these companies.

Overall fund returns were strong for the period on an absolute basis and we continue to find good opportunities for investing in the world excluding the U.S.


                                         ACTIVA Mutual Funds Semiannual Report 5

ACTIVA Portfolio Highlights (Unaudited)

ACTIVA Intermediate Bond Fund

Pie Chart:
Quality Diversification
as of 6/30/07

U.S. Government and U.S. Government Agency Obligations  51%
BBB                                                     12%*
A                                                       12%
AA                                                       3%
AAA                                                     22%

*    Category reflects ratings by one nationally recognized rating agency.


Pie Chart:
Average Years to Maturity** Schedule
as of 6/30/07

Less than 1 Year         1%
1-4.99 Years            39%
5-9.99 Years            50%
10-19.99 Years           5%
Over 20 Years            5%

**Average years to maturity is based on the average time remaining until principal payments are expected from the Fund's bonds, weighted by dollar amount.


ACTIVA Value Fund

Pie Chart:
Industry Sector Holdings as of 6/30/07

Information Technology         5%
Energy                        16%
Materials                      3%
Industrials                    9%
Consumer Discretionary         7%
Consumer Staples               6%
Health Care                    9%
Financials                    32%
Telecommunication Services     7%
Utilities                      6%

                         Top Ten Holdings as of 6/30/07
                        as a Percent of Total Investments
                  (The Fund's composition is subject to change)

            AT&T, INC.                                       5.7%
            EXXON MOBIL CORP. COM                            5.2%
            CITIGROUP, INC.                                  4.8%
            BANK OF AMERICA CORP.                            4.3%
            CONOCOPHILLIPS                                   4.1%
            GENERAL ELECTRIC CO.                             2.9%
            GOLDMAN SACHS                                    2.9%
            CHEVRON CORPORATION                              2.8%
            BRISTOL-MYERS SQUIBB CO.                         2.7%
            WACHOVIA CORP.                                   2.6%


6 ACTIVA Mutual Funds Semiannual Report

ACTIVA Portfolio Highlights (Unaudited) continued

ACTIVA Growth Fund

Pie Chart:
Industry Sector Holdings as of 6/30/07

Consumer Discretionary                 10%
Consumer Staples                       10%
Energy                                  4%
Financials                              7%
Health Care                            18%
Industrials                            17%
Information Technology                 25%
Telecommunications Services             5%
Materials                               4%

                         Top Ten Holdings as of 6/30/07
                        as a Percent of Total Investments
                  (The Fund's composition is subject to change)

            GOOGLE, INC.                                     4.2%
            GENERAL ELECTRIC CO.                             3.8%
            CISCO SYSTEMS                                    3.4%
            APPLE COMPUTER                                   3.1%
            THE COCA COLA CO.                                3.1%
            MONSANTO CO.                                     3.0%
            HONEYWELL INTERNATIONAL                          2.9%
            WAL-MART STORES, INC.                            2.7%
            ADOBE SYS., INC. COM                             2.4%
            CORNING, INC.                                    2.4%

ACTIVA International Fund

Pie Chart:
Country Breakdown
as of 6/30/07

Japan                          27%
United Kingdom                 16%
Canada                         13%
France                          6%
*United States                  5%
Republic of Korea               4%
Australia                       4%
South Africa                    4%
Taiwan                          3%
Other                          18%

*    Cash equivalent held by the Fund


Pie Chart:
Industry Sector Holdings as of 6/30/07

Consumer Discretionary         15%
Consumer Staples                5%
Energy                         17%
Finance                         4%
Health                          2%
Materials and Processing       27%
Producer Durables               3%
Technology                      6%
Telecommunications             18%
Utilities                       3%


                         Top Ten Holdings as of 6/30/07
                        as a Percent of Total Investments
                  (The Fund's composition is subject to change)
            BARRICK GOLD CORP. - CANADA                      4.3%
            ROYAL DUTCH SHELL ADR - UNITED KINGDOM           3.5%
            CHUNGHWA TELECOM ADR - TAIWAN                    3.4%
            FUJI PHOTO FILM - JAPAN                          3.5%
            RIO TINTO PLC - UNITED KINGDOM                   3.2%
            BP AMOCO PLC - UNITED KINGDOM                    3.2%
            VODAFONE GROUP PLC - UNITED KINGDOM              3.2%
            NIPPON TLGRPH. & TELE. ADR - JAPAN               3.1%
            TELECOM ITALIA - ITALY                           3.1%
            EUR STORA ENSO - FINLAND                         2.9%


                                         ACTIVA Mutual Funds Semiannual Report 7

ACTIVA Additional Information (Unaudited)

EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (none for Activa Funds) and (2) ongoing costs, including management fees; distribution 12b-1 fees; service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2007 to June 30, 2007.

ACTUAL EXPENSES

The first line of the table for each Fund below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table for each Fund below provides information, as required by applicable regulations of the Securities and Exchange Commission, about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Unlike some mutual funds, the Activa Funds do not charge transactional fees such as sales charges, redemption fees, or exchange fees.

                                                EXPENSES PAID DURING THE PERIOD
                                                          Beginning      Ending         Expenses
                                                          Account       Account           Paid       Annualized
                                                           Value,        Value,          During       Expense
                                                          1/1/2007      6/30/2007        Period*       Ratio
                                                          ---------     ---------        --------     --------
         Activa Intermediate Bond            Actual       $1,000.00     $1,004.90         $4.08         0.82%
                                       Hypothetical       $1,000.00     $1,020.93         $4.12         0.82%

         Activa Value Fund Class A           Actual       $1,000.00     $1,073.40         $5.86         1.14%
                                       Hypothetical       $1,000.00     $1,019.35         $5.72         1.14%

         Activa Value Fund Class R           Actual       $1,000.00     $1,074.00         $5.55         1.08%
                                       Hypothetical       $1,000.00     $1,019.64         $5.42         1.08%

         Activa Growth Fund                  Actual       $1,000.00     $1,094.10         $7.22         1.39%
                                       Hypothetical       $1,000.00     $1,018.11         $6.98         1.39%

         Activa International Fund           Actual       $1,000.00     $1,082.40         $7.23         1.40%
                                       Hypothetical       $1,000.00     $1,018.06         $7.03         1.40%

*Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

OTHER INFORMATION
Proxy Voting Guidelines
The Funds exercise the voting rights associated with the securities held by the Funds under the proxy voting policy of the Funds. A description of those policies and procedures of the Fund and a record of the Fund's proxy votes for the year ended June 30, 2007 are available without charge, upon request, by calling 800-346-2670. It is also available on the Securities and Exchange Commission's (SEC) website at http://www.sec.gov.

Quarterly Filing of Portfolio Holdings
The Funds will file their complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q will be available on the SEC's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Information included in the Fund's Forms N-Q will also be available upon request, by calling 800-346-2670.


8 ACTIVA Mutual Funds Semiannual Report

ACTIVA Additional Information (Unaudited) continued

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

At a meeting held on February 19, 2007, the Fund's Board of Trustees approved continuation of the Investment Advisory Contract with Activa Asset Management LLC until March 31, 2008. At the same meeting, the Trustees approved continuation of the Sub-Advisory Agreements for the same period.

In considering the Investment Advisory Agreement the Board of Trustees reviewed the nature, extent and quality of the services provided to the Fund by the Investment Adviser. As part of its review, the Board considered the performance of the Investment Adviser in setting the overall investment strategies for the Fund, monitoring and evaluating the investment performance of the Fund's Sub-Advisers, and monitoring compliance with the investment objectives, policies and restrictions of the Fund. As part of its review, the Board considered financial information provided by the Investment Adviser, as well as information about its management structure and professional staff. In addition, the Board received a report from the Fund's Chief Compliance Officer regarding the Investment Advisers compliance programs, code of ethics, and record of compliance with federal securities regulations. The Board concluded that the Investment Adviser had provided satisfactory services to the Fund, and that it could be expected to continue to provide satisfactory services in the future.

As part of its review, the Board considered information provided by the Investment Adviser and Sub-Adviser regarding the Fund's performance, as well as information regarding the investment performance of other Fund's with similar investment objectives. The Board concluded that the Fund's investment performance was satisfactory.

In considering the Investment Advisory Agreement the Board of Trustees also reviewed the compensation paid under the agreement. As part of its review, the Board considered information provided by the Investment Adviser and Sub-Adviser with respect to the amounts being paid for investment advisory services by other funds that have similar investment objectives. The Board also considered the fact that the Investment Advisory Agreement provides for reduced payments (as a percentage of Fund assets) as the size of the Fund increases, so that Fund investors will benefit from economies of scale. The Board concluded that the compensation paid under the Investment Advisory Agreement is reasonable in light of the services provided to the Funds.

As part of its review of compensation, the Board considered other benefits that might accrue to the Investment Adviser and its affiliated organizations by virtue of their relationships with the Fund. The Board also considered information provided by the Investment Adviser as to the profitability of the Investment Advisory Agreement. It was noted that, in addition to receiving compensation for serving as the Fund's investment adviser, the Investment Adviser also receives compensation for serving as the Fundadministrator and transfer agent, and also receives Rule 12b-1 payments under the Fund's distribution agreement.

Following its review, the Board of Trustees concluded that the terms and conditions of the Investment Advisory Agreement, including the compensation payable thereunder, were fair and reasonable, and that the agreement should be continued until March 31, 2008. In reaching this decision, the Board did not identify any single factor as all-important or controlling. Nor does the foregoing summary detail all the matters considered by the Board.


Sub-Advisory Agreement Approvals - Intermediate Bond Fund, Value Fund, Growth Fund, and International Fund.

In considering the Sub-Advisory Agreement the Board of Trustees reviewed the nature, extent and quality of the services provided to the Fund by each of the Sub-Advisers. As part of its review, the Board considered the performance of each of the Sub-Advisers in furnishing investment advice, managing the Fund's investment portfolio, and complying with the Fund's investment objectives, policies and restrictions. As part of its review, the Board considered financial information provided by each of the Sub-Advisers, as well as information about their management structure and professional staff and, in particular, the qualifications of the portfolio managers assigned to the Fund. In addition, the Board received a report from the Fund's Chief Compliance Officer regarding the Sub-Advisers compliance programs, code of ethics, and record of compliance with federal securities regulations. The Board concluded that each of the


                                         ACTIVA Mutual Funds Semiannual Report 9

ACTIVA Additional Information (Unaudited) continued

Sub-Advisers had provided satisfactory services to the Fund, and that it could be expected to continue to provide satisfactory services in the future.

As part of its review, the Board considered information provided by the Investment Adviser and each of the Sub-Advisers regarding the Fund's performance, as well as information regarding the investment performance of other Fund's with similar investment objectives. In addition, the Board was provided with a report prepared by the Consulting Group, an independent consulting organization, which analyzed the capabilities and performance of each of the Sub-Advisers. The Board concluded that the Fund's investment performance was satisfactory.

In considering each of the Sub-Advisory Agreements the Board of Trustees also reviewed the compensation paid under the agreement. As part of its review, the Board considered information provided by the Investment Adviser and Sub-Adviser with respect to the amounts being paid for investment advisory services by other funds that have similar investment objectives. The Board also considered the fact that each of the Sub-Advisory Agreements provide for reduced payments (as a percentage of Fund assets) as the size of the Fund increases, so that Fund investors will benefit from economies of scale. The Board concluded that the compensation paid under the Investment Advisory and each of the Sub-Advisory Agreements is reasonable in light of the services provided to the Funds.

As part of its review of compensation, The Board considered other benefits that might accrue to each of the Sub-Advisers and their affiliated organizations by virtue of their relationships with the Fund. The Board did not consider a profit analysis from each of the Sub-Advisers because the sub-advisory fees resulted from arms-length negotiations between the Investment Adviser and each of the Sub-Advisers and because the fees under the Sub-Advisory Agreement constitute a very small percentage of the Sub-Adviser's total income from providing investment management services.

Following its review, the Board of Trustees concluded that the terms and conditions of each of the Sub-Advisory Agreements, including the compensation payable thereunder, were fair and reasonable, and that the agreement should be continued until March 31, 2008. In reaching this decision, the Board did not identify any single factor as all-important or controlling. Nor does the foregoing summary detail all of the matters considered by the Board.


10 ACTIVA Mutual Funds Semiannual Report

ACTIVA Officers and Trustees of the Fund

The business affairs of the Fund are managed under the direction of the Board of Trustees ("Board"). The following information as of June 30, 2007 pertains to the Officers and Trustees of the Fund or the Advisor or both, and includes their principal occupation during the past five years and their compensation as
Trustee:

                                                                                                              NUMBER OF
                                                                                                              PORTFOLIOS     OTHER
                                                                                                               IN FUND     DIRECTOR-
                                                                  TERM OF                                      COMPLEX       SHIPS
         NAME AND                                               OFFICE/YEARS        PRINCIPAL OCCUPATION     OVERSEEN BY    HELD BY
         ADDRESS                 AGE       OFFICE HELD             SERVED              LAST FIVE YEARS         TRUSTEE      TRUSTEE
         -------                 ---       -----------          ------------        --------------------     -----------   --------
INTERESTED TRUSTEE
------------------

James J. Rosloniec*              62   Trustee of the Fund      Perpetual / 26   President, Chief Operating        4           None
2905 Lucerne SE, Suite 200                                                      Officer, JVA Enterprises I,
Grand Rapids, Michigan                                                          LLC; President, Chief
49546                                                                           Executive Officer and
                                                                                Director, Activa Holdings
                                                                                Corp.; President, Chief
                                                                                Executive Officer, of Activa
                                                                                Management Services, LLC;
                                                                                and President and Treasurer,
                                                                                Activa Mutual Fund Trust
                                                                                (1999-2002).

ADVISORY TRUSTEE
----------------

Joseph E. Victor, Jr.            59    Advisory Trustee        Perpetual / 6    President and Chief               4           None
2905 Lucerne SE, Suite 200             of the Fund                              Executive Officer, Marker
Grand Rapids, Michigan 49546                                                    Net, Inc. (Crown Independent
                                                                                Business Owner affiliated
                                                                                with Quixtar, Inc.)

DISINTERESTED TRUSTEES
----------------------

Donald H. Johnson                76    Trustee of the Fund     Perpetual / 14   Retired, Former Vice              4           None
2905 Lucerne SE, Suite 200                                                      President-Treasurer, SPX
Grand Rapids, Michigan 49546                                                    Corporation.

Walter T. Jones                  65    Trustee of the Fund     Perpetual / 15   Retired, Former Senior Vice       4           None
936 Sycamore Ave.                                                               President-Chief Financial
Holland, Michigan 49424                                                         Officer, Prince Corporation

Richard E. Wayman                72    Trustee of the Fund     Perpetual / 9    Retired, Former Finance           4           None
24578 Rutherford                                                                Director, Amway Corporation.
Ramona, California 92065

OFFICER
-------

Allan D. Engel                   55    President, Secretary    Perpetual / 26   Vice President, Real Estate       N/A         N/A
2905 Lucerne SE, Suite 200             and Treasurer of the                     Operations and
Grand Rapids, Michigan 49546           Fund; President, and                     Secretary-Activa Holdings
                                       Secretary of the                         Corp.; Vice President of
                                       Investment Adviser.                      Activa Management Services,
                                                                                LLC; Trustee, Activa Mutual
                                                                                Fund Trust (1999-2004); and
                                                                                Vice President and Assistant
                                                                                Treasurer, Activa Mutual
                                                                                Fund Trust (1999-2002).


                                        ACTIVA Mutual Funds Semiannual Report 11

ACTIVA Officers and Trustees of the Fund continued

The following table contains information about the compensation that the Trustees received during the six month period ended June 30, 2007:

                                                   PENSION OR
                                                   RETIREMENT
                                                    BENEFITS
                                                   ACCRUED AS       ESTIMATED ANNUAL          TOTAL
 NAME OF PERSON,                   TRUSTEE          PART OF             BENEFITS          COMPENSATION
    POSITION                     COMPENSATION     FUND EXPENSES      UPON RETIREMENT    PAID TO TRUSTEES
    -------                      ------------     -------------     ----------------    ----------------
INTERESTED TRUSTEE
------------------

James J. Rosloniec*                 $8,000             -0-                 -0-                $8,000
Trustee

ADVISORY TRUSTEE
----------------

Joseph E. Victor, Jr.               $8,000             -0-                 -0-                $8,000
Advisory Trustee

DISINTERESTED TRUSTEES
----------------------

Donald H. Johnson                   $8,000             -0-                 -0-                $8,000
Trustee

Walter T. Jones                     $8,000             -0-                 -0-                $8,000
Trustee

Richard E. Wayman                   $8,000             -0-                 -0-                $8,000
Trustee

*Mr. Rosloniec is an interested person of the Fund inasmuch as he is an officer of Activa Holdings Corp. and Activa Management Services, LLC, which controls the Investment Adviser. He is also an officer of JVA Enterprises I, LLC , which may be deemed to control Activa Holdings Corp.

Fees paid to all Trustees during the six month period ended June 30, 2007, amounted to $40,000. Under the Administrative Agreement, the Investment Adviser pays the fees of the Interested Trustees of the Fund and the Fund pays the fees of the Disinterested and Advisory Trustees of the Fund. In addition, the Investment Adviser pays the salaries and fees of all of the Fund's officers who devote all or part of their time to the affairs of the Investment Adviser.

The Fund's Statement of Additional Information contains additional information about the Fund's Trustees. It is available, without charge, by writing or telephoning the Fund.


12 ACTIVA Mutual Funds Semiannual Report

ACTIVA Schedule of Investments
INTERMEDIATE BOND FUND - 6/30/07 (Unaudited)

                                                                                % OF       SHARES OR                  VALUE
     SECURITY DESCRIPTION                                                INVESTMENTS       PAR VALUE               (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS - TAXABLE                                                    0.4%
CUSTODIAN CASH SWEEP
            NORTHERN INSTITUTIONAL DIVERSIFIED ASSETS PORT.                                  266,726        $       266,726
                                                                                                            ---------------

U.S. TREASURY NOTES                                                             0.4%
      U.S. TREASURY NOTES, 4.50%, 2/15/36                                                    299,000                270,829
                                                                                                            ---------------

U.S. TREASURY BONDS                                                             8.1%
      U.S. TREASURY BONDS, 6.25%, 8/15/23                                                  2,020,000              2,243,614
      U.S. TREASURY INFLATION INDEX BOND (TIP), 3.875%, 4/15/29                              306,000                463,072
      U.S. TREASURY INFLATION INDEX BOND (TIP), 2.00%, 1/15/14                               550,000                589,467
      U.S. TREASURY N/B, 4.00%, 2/15/14                                                    1,735,000              1,642,965
                                                                                                            ---------------
                                                                                                                  4,939,118
                                                                                                            ---------------

U.S. TREASURY STRIPS - PRINCIPAL ONLY                                           1.9%
      STRIP PRINC. 11/15/13                                                                1,264,000                924,591
      STRIP PRINC. 8/15/25                                                                   611,000                236,811
                                                                                                            ---------------
                                                                                                                  1,161,402
                                                                                                            ---------------

FEDERAL HOME LOAN BANK                                                          1.0%
      FEDERAL HOME LOAN BANK, 5.375%, 10/30/09                                               595,000                594,711
                                                                                                            ---------------

FEDERAL HOME LOAN MORTGAGE                                                     17.8%
      FREDDIE MAC GOLD, 5.50%, 12/1/32                                                       264,995                256,842
      FREDDIE MAC., 5.00%, 12/01/35                                                          659,945                620,328
      FEDERAL GOVERNMENT LOAN MGMT. CORP., 5.50%, 2/01/36                                    515,633                498,559
      FEDERAL HOME LOAN MORTGAGE CORP., 4.50%, 12/01/35                                      457,057                416,119
      FEDERAL GOVT. LOAN MORTG. CORP. PL G18010, 5.5%, 9/01/19                               402,526                397,426
      FEDERAL HOME LOAN MORTGAGE CORP., 5.25%, 2/24/11                                       590,000                587,494
      FEDERAL HOME LOAN MORTGAGE CORP., 5.375%, 1/09/14                                    1,350,000              1,334,216
      FREDDIE MAC, 8.00%, 3/1/30                                                             113,563                119,731
      FEDERAL GOVT. LOAN MORTG. CORP. PL B19064, 4.5%, 4/01/20                               924,045                877,709
      FREDDIE MAC, 5.00%, 7/01/34                                                            827,413                778,974
      FREDDIE MAC, 5.50%, 5/01/35                                                          1,362,035              1,316,934
      FEDERAL GOVT LOAN MORTGAGE CORP., 5.00%, 9/01/35                                     1,080,157              1,015,314
      FREDDIE MAC, 5.50%, 5/15/28                                                          1,021,000              1,020,720
      FREDDIE MAC, 5.00%, 4/15/18                                                            767,000                741,312
      FREDDIE MAC, 4.50%,  4/15/26                                                           852,000                839,393
                                                                                                            ---------------
                                                                                                                 10,821,071
                                                                                                            ---------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION                                          19.1%
      FANNIE MAE, 6.5%, 9/1/29                                                                51,988                 53,066
      FANNIE MAE, 4.50%, 9/1/18                                                              784,079                747,343
      FANNIE MAE, 5.00%, 12/1/33                                                             597,251                562,683
      FANNIE MAE, 6.0%, 1/1/29                                                                86,472                 86,207
      FANNIE MAE, 6.50%, 3/1/29                                                               47,615                 48,605
      FANNIE MAE, 6.50%, 3/1/29                                                               76,621                 78,214
      FANNIE MAE, 6.50%, 7/1/32                                                              538,249                547,866
      FANNIE MAE, 6.50%, 4/1/18                                                              348,539                356,291


The accompanying notes are an integral part of these financial statements.

                                        ACTIVA Mutual Funds Semiannual Report 13


ACTIVA Schedule of Investments continued
INTERMEDIATE BOND FUND - 6/30/07 (Unaudited)
                                                                                % OF       SHARES OR                  VALUE
     SECURITY DESCRIPTION                                                INVESTMENTS       PAR VALUE               (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
      FANNIE MAE, 6.50%, 5/1/32                                                              236,699        $       240,928
      FANNIE MAE, 5.5%, 2/1/33                                                               240,828                233,374
      FANNIE MAE, 5.50%, 4/1/33                                                              190,652                184,751
      FANNIE MAE, 4.50%, 8/1/19                                                              770,686                733,489
      FANNIE MAE, 5.00%, 8/1/33                                                              197,207                185,793
      FANNIE MAE, 7.00%, 3/1/35                                                              148,777                153,575
      FANNIE MAE, 5.00%, 6/01/34                                                             214,101                201,488
      FANNIE MAE, 5.00%, 8/01/19                                                             431,728                418,357
      FANNIE MAE, 6.00%, 10/1/34                                                           1,069,525              1,061,847
      FNCL, 6.00%, 1/01/36                                                                 1,588,395              1,571,634
      FNCL, 5.00%, 11/01/35                                                                  560,698                525,456
      FNCL, 5.50%, 1/01/36                                                                 1,008,074                972,434
      FANNIE MAE, 5.50%, 2/01/36                                                             840,180                812,529
      FANNIE MAE, 5.279%, 4/01/37                                                          1,272,248              1,255,455
      FANNIE MAE, 5.50%, 11/01/36                                                            582,848                562,241
                                                                                                            ---------------
                                                                                                                 11,593,626
                                                                                                            ---------------

FEDERAL FARM CREDIT BANK                                                        1.1%
      FEDERAL FARM CREDIT BANK, 4.875%, 1/17/17                                              675,000                647,073
                                                                                                            ---------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION                                        2.3%
      GOVERNMENT NATIONAL MORTGAGE ASSOC., 7%, 11/15/31                                      71,756                  74,787
      GOVERNMENT NATIONAL MORTGAGE ASSOC., 7%, 12/15/28                                       34,908                 36,401
      GOVERNMENT NATIONAL MORTGAGE ASSOC., 7%, 9/15/29                                         7,240                  7,549
      GOVERNMENT NATIONAL SINGLE FAMILY, 7.0%, 12/15/29                                      123,501                128,785
      GOVERNMENT NATIONAL MORTGAGE ASSOC., 4.50%, 4/15/18                                    466,197                444,993
      GOVERNMENT NATIONAL SINGLE FAMILY, 7.0%, 9/15/34                                        86,048                 89,736
      GOVERNMENT NATIONAL MORTGAGE ASSOC., 3.407%, 7/16/21                                   641,620                621,933
                                                                                                            ---------------
                                                                                                                  1,404,184
                                                                                                            ---------------

FOREIGN BOND                                                                    8.7%
      CANADIAN GOVERNMENT, 4.00%, 6/1/16                                                     100,000                 90,164
      CANADA GOV'T., 4.25%, 12/01/08                                                         600,000                560,535
      PROVINCE OF ONTARIO, 4.30%, 3/08/17                                                    400,000                360,432
      JAPAN-37(10 YEAR ISSUE) GOVT., 0.80%, 6/20/09                                       53,950,000                436,436
      AUSTRALIAN GOVERNMENT, 5.25%, 8/15/10                                                1,000,000                819,349
      BUNDESREPUB. DEUTSCHLAND, 4.0%, 1/04/37                                                200,000                241,457
      UK TREASURY, 4.25%, 3/07/11                                                            335,000                638,825
      UK  TREASURY NOTE, 4.00%, 9/07/16                                                      150,000                269,837
      BUONI POLIENNALI DEL TES, 3.75%, 8/01/16                                               170,000                213,751
      FRENCH TREASURY NOTE (BTAN- 5 YEAR), 3.50%, 7/12/11                                    505,000                657,728
      BUONI POLIENNALI DEL TES, 3.75%, 6/15/09                                               335,000                447,307
      JAPAN-281(10 YEAR ISSUE), 2.00%, 6/20/16                                            67,450,000                555,394
                                                                                                            ---------------
                                                                                                                  5,291,215
                                                                                                            ---------------

MUNICIPAL BONDS
NEW YORK                                                                        0.9%
      PORT AUTHORITY NY AND NJ MUN. BOND, 5.75%, 11/01/32                                    600,000                562,740
                                                                                                            ---------------


   The accompanying notes are an integral part of these financial statements.

14 ACTIVA Mutual Funds Semiannual Report


ACTIVA Schedule of Investments continued
INTERMEDIATE BOND FUND - 6/30/07 (Unaudited)
                                                                                % OF       SHARES OR                  VALUE
     SECURITY DESCRIPTION                                                INVESTMENTS       PAR VALUE               (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS - 25.8%
AUTOMOTIVE                                                                      0.9%
      DAIMLERCHRYSLER, 5.75%, 9/08/11                                                        295,000        $       295,675
      DELHAIZE AMERICA, INC., 6.50%, 6/15/17                                                 250,000                251,440
                                                                                                            ---------------
                                                                                                                    547,115
                                                                                                            ---------------

BANKING                                                                         4.3%
      BB&T CAPITAL TRUST, 6.75%, 6/07/36                                                     285,000                294,673
      CITIGROUP, INC., 5.80%, 7/28/11                                                        335,000                334,423
      COUNTRYWIDE FINANCIAL CORP., 5.80%, 6/7/12                                             360,000                357,842
      FIFTH THIRD BANCORP, 5.45%, 1/15/17                                                    295,000                285,026
      JP MORGAN CHASE, 5.247%, 1/12/43                                                       500,000                495,843
      NB CAPITAL TRUST IV, 8.25%, 4/15/27                                                    562,000                584,662
      WACHOVIA CORPORATION, 5.625% 10/15/16                                                  300,000                292,719
                                                                                                            ---------------
                                                                                                                  2,645,188
                                                                                                            ---------------

BROADCASTING                                                                    1.9%
      BRITISH SKY BROADCASTING GROUP, 8.20%, 7/15/09                                         279,000                292,743
      COMCAST CABLE, 7.125%, 6/15/13                                                         280,000                297,119
      ROGERS CABLE, INC., 5.50%, 3/15/14                                                     270,000                262,186
      TIME WARNER, INC., 5.50%, 11/15/11                                                     295,000                292,000
                                                                                                            ---------------
                                                                                                                  1,144,048
                                                                                                            ---------------

DRUGS                                                                           0.5%
      HOSPIRA, INC., 6.05%, 3/30/17                                                          300,000                295,955
                                                                                                            ---------------

ELECTRIC UTILITY                                                                3.8%
      CONSTELLATION ENERGY GRP., 6.125%, 9/01/09                                             285,000                288,175
      DPL, INC., 6.875%, 9/01/11                                                             270,000                280,605
      MIDAMERICA ENERGY HLDGS., 6.125%, 4/01/36                                              295,000                285,943
      NEVADA POWER CO., 5.875%, 1/15/15                                                      306,000                300,447
      PECO ENERGY TRANSITION TRUST, 6.52%, 12/31/10                                        1,152,000              1,186,467
                                                                                                            ---------------
                                                                                                                  2,341,637
                                                                                                            ---------------

ENERGY                                                                          1.5%
      FIRSTENERGY CORP., 6.45%, 11/15/11                                                     290,000                297,650
      SOUTHERN POWER CO., 6.25%, 7/15/12                                                     280,000                286,583
      XTO ENERGY, INC., 6.25%, 4/15/13                                                       335,000                342,785
                                                                                                            ---------------
                                                                                                                    927,018
                                                                                                            ---------------

FINANCIAL SERVICES                                                              5.2%
      AMERICAN EXPRESS, 6.80%, 9/01/66                                                       270,000                278,875
      AMERICAN GENERAL FINANCE, 4.875%, 7/15/12                                              305,000                294,192
      CITIGROUP/DEUTSCHE BANK COMM. MORTAGE, VRN, 7/15/44                                    605,000                600,531
      CATERPILLAR FINANCIAL SERVICES CORP., 5.125%, 10/12/11                                 295,000                290,289
      GENERAL ELECTRIC CAPITAL CORP., 5.00%, 1/08/16                                         232,000                220,144
      INTERNATIONAL LEASE FIN., 5.625%, 9/20/13                                              305,000                304,714
      LEHMAN BROTHERS HOLDINGS, 6.625%, 1/18/12                                              285,000                295,904
      MORGAN STANLEY CAPITAL, 4.517%, 1/14/42                                                  1,642                  1,623

   The accompanying notes are an integral part of these financial statements.

                                        ACTIVA Mutual Funds Semiannual Report 15


ACTIVA Schedule of Investments continued
INTERMEDIATE BOND FUND - 6/30/07 (Unaudited)
                                                                                % OF       SHARES OR                  VALUE
     SECURITY DESCRIPTION                                                INVESTMENTS       PAR VALUE               (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES (CONTINUED)
      PNC FUNDING CORP., 5.125%, 12/14/10                                                    295,000        $       292,272
      RESIDENTIAL CAPITAL CORP., 6.375%, 6/30/10                                             283,000                279,533
      RESONA PFD GLOBAL SECS., 7.191%, 12/29/49                                              290,000                296,974
                                                                                                            ---------------
                                                                                                                  3,155,051
                                                                                                            ---------------

HEALTH CARE                                                                     0.9%
      AETNA, INC., 5.75%, 6/15/11                                                            290,000                291,959
      UNUMPROVIDENT CORP., 7.625%, 3/01/11                                                   270,000                284,948
                                                                                                            ---------------
                                                                                                                    576,907
                                                                                                            ---------------

INSURANCE                                                                       0.9%
      ACE INA HOLDINGS, 5.70%, 2/15/17                                                       290,000                282,597
      METLIFE, INC., 6.40%, 12/15/36                                                         285,000                264,845
                                                                                                            ---------------
                                                                                                                    547,442
                                                                                                            ---------------

MEDICAL EQUIPMENT AND SUPPLIES                                                  0.5%
      WYETH, 5.95%, 4/1/37                                                                   305,000                292,472
                                                                                                            ---------------

OIL & EXPLOR PROD & SER                                                         0.5%
      PETROBAS INTERNATIONAL, 6.125%,10/16/16                                                280,000                275,800
                                                                                                            ---------------

OIL & GAS EQUIPMENT/SERVICES                                                    1.5%
      HESS CORP., 6.65%, 8/15/11                                                             270,000                279,212
      CONOCOPHILLIPS, 5.50%, 4/15/13                                                         290,000                289,986
      WESTERN OIL AND SANDS, INC., 8.375%, 5/01/12                                           285,000                313,144
                                                                                                            ---------------
                                                                                                                    882,342
                                                                                                            ---------------

PRINTING & PUBLISHING                                                           0.8%
      NEWS AMERICA HOLDINGS, 8.15%, 10/17/36                                                 152,000                175,265
      XEROX CORP., 5.50%, 5/15/12                                                            320,000                314,833
                                                                                                            ---------------
                                                                                                                    490,098
                                                                                                            ---------------

REAL ESTATE                                                                     0.5%
      ISTAR FINANCIAL SFI, 5.15%, 3/01/12                                                    315,000                303,432
                                                                                                            ---------------

TECHNOLOGY                                                                      0.5%
      SEAGATE TECHNOLOGY HDD, 6.80%, 10/01/16                                                305,000                294,325
                                                                                                            ---------------

TELECOMMUNICATIONS                                                              1.6%
      CISCO SYSTEMS, INC., 5.50%, 2/22/16                                                    275,000                268,801
      GOLDMAN SACHS GROUP, INC., 5.625%, 1/15/17                                             360,000                345,653
      VERIZON NEW YORK, INC., 6.875%, 4/01/12                                                315,000                328,752
                                                                                                            ---------------
                                                                                                                    943,206
                                                                                                            ---------------

TOTAL CORPORATE BONDS                                                                                            15,662,036
                                                                                                            ---------------


   The accompanying notes are an integral part of these financial statements.

16 ACTIVA Mutual Funds Semiannual Report


ACTIVA Schedule of Investments continued
INTERMEDIATE BOND FUND - 6/30/07 (Unaudited)
                                                                                % OF       SHARES OR                  VALUE
     SECURITY DESCRIPTION                                                INVESTMENTS       PAR VALUE               (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES - 5.4%
ELECTRIC UTILITY                                                                1.1%
      DETROIT EDISON SECUR. FUNDING LLC, 6.19%, 3/1/13                                       169,000        $       172,344
      PSE&G TRANSITION FUNDING LLC, 6.45%, 3/15/13                                           494,000                509,981
                                                                                                            ---------------
                                                                                                                    682,325
                                                                                                            ---------------

FINANCIAL SERVICES                                                              4.3%
      CITIBANK CREDIT CARD INSURANCE TRUST, 5.30%, 3/15/18                                   625,000                608,690
      HONDA AUTO RECEIVABLES OWNER TRUST, 5.11%, 4/15/12                                     595,000                590,019
      MBNA CREDIT CARD MASTER NOTE TRUST, 4.30%, 2/15/11                                     650,000                642,839
      VOLKSWAGEN AUTO LOAN ENHANCED TRUST, 4.86%, 2/20/09                                    750,000                744,566
                                                                                                            ---------------
                                                                                                                  2,586,114
                                                                                                            ---------------

TOTAL ASSET BACKED SECURITIES                                                                                     3,268,439
                                                                                                            ---------------

COLLATERALIZED MORTGAGE OBLIGATIONS - 7.1%
FINANCIAL SERVICES                                                              7.1%
      BEAR STEARNS COMMERCIAL MORTG. SEC., 4.74%, 9/15/42                                    500,000                489,780
      BEAR STEARNS COMMERCIAL MORTG. SEC., 5.426%, 9/11/41                                   605,000                600,886
      BEAR STEARNS COMMERCIAL MORTG. SEC., 5.201% 12/11/38                                   945,000                900,207
      CITIGROUP/DEUTS. BANK COMM. MORTG. TR., 5.56%, 10/15/48                                740,000                737,420
      GREENWICH CAP. COMM. FUNDING CORP., 5.381%, 7/10/12                                    605,000                598,401
      MERRILL LYNCH MORTGAGE TRUST, VRN, 11/12/37                                            500,000                483,981
      SMALL BUSINESS ADMIN. PARTICIPATION, 6.07%, 7/01/26                                    491,475                500,836
                                                                                                            ---------------
                                                                                                                  4,311,511
                                                                                                            ---------------

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS                                                                         4,311,511
                                                                                                            ---------------

TOTAL FIXED INCOME - 100% (Cost $62,055,125)                                                                $    60,794,681
                                                                                                            ===============

   The accompanying notes are an integral part of these financial statements.

                                        ACTIVA Mutual Funds Semiannual Report 17

ACTIVA Schedule of Investments
VALUE FUND - 6/30/07 (Unaudited)
                                                                                % OF       SHARES OR                  VALUE
     SECURITY DESCRIPTION                                                INVESTMENTS       PAR VALUE               (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS - TAXABLE - 0.8%                                             0.8%
CUSTODIAN CASH SWEEP
      NORTHERN INSTITUTIONAL DIVERSIFIED ASSETS PORT.                                      1,144,194       $      1,144,194
                                                                                                            ---------------

TOTAL MONEY MARKET FUNDS - TAXABLE (Cost $1,144,194)                                                              1,144,194
                                                                                                            ---------------

US TREASURY BILLS - 0.1%                                                        0.1%
      U.S. TREASURY BILL, DN, 9/06/07                                                         75,000                 74,358
                                                                                                            ---------------

TOTAL US TREASURY BILLS (Cost $74,341)                                                                               74,358
                                                                                                            ---------------

COMMON STOCKS - 99.1%
APPLIANCES & HOUSEHOLD DURABLE                                                  0.7%
      WHIRLPOOL CORP.                                                                          9,300              1,034,160
                                                                                                            ---------------

AUTOMOTIVE PARTS & EQUIPMENT                                                    0.8%
      TRW AUTOMOTIVE                                                                         *29,800              1,097,534
                                                                                                            ---------------

AUTOMOTIVE LEASING                                                              0.6%
      UNITED RENTALS, INC.                                                                   *26,600                865,564
                                                                                                            ---------------

BANKING                                                                        10.0%
      CITIGROUP, INC.                                                                        128,372              6,584,200
      COMERICA, INC.                                                                          27,160              1,615,205
      US BANCORP                                                                              63,400              2,089,030
      WACHOVIA CORP.                                                                          69,100              3,541,375
                                                                                                            ---------------
                                                                                                                 13,829,810
                                                                                                            ---------------

BIOTECHNOLOGY                                                                   0.9%
      MILLENNIUM PHARMACEUTICAL                                                             *123,500              1,305,395
                                                                                                            ---------------

BUSINESS SERVICES                                                               1.8%
      MANPOWER, INC.                                                                          15,400              1,420,496
      WESTERN UNION CORP.                                                                    *49,500              1,031,085
                                                                                                            ---------------
                                                                                                                  2,451,581
                                                                                                            ---------------

CHEMICALS                                                                       0.6%
      LYONDELL CHEMICAL                                                                       24,200                898,304
                                                                                                            ---------------

CONSTRUCTION - FOREIGN                                                          2.4%
      ACCENTURE LTD.                                                                         *75,500              3,238,195
                                                                                                            ---------------

CONSUMER GOODS & SERVICES                                                       0.3%
      HASBRO, INC.                                                                            11,700                367,497
                                                                                                            ---------------

CONTAINERS & PACKAGING                                                          0.2%
      GREIF, INC.                                                                              5,000                298,050
                                                                                                            ---------------


   The accompanying notes are an integral part of these financial statements.

18 ACTIVA Mutual Funds Semiannual Report


ACTIVA Schedule of Investments continued
VALUE FUND - 6/30/07 (Unaudited)
                                                                                % OF       SHARES OR                  VALUE
     SECURITY DESCRIPTION                                                INVESTMENTS       PAR VALUE               (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
COSMETICS                                                                       1.0%
      KIMBERLY-CLARK CORP.                                                                    20,000        $     1,337,800
                                                                                                            ---------------

DIVERSIFIED                                                                     3.7%
      GENERAL ELECTRIC CO.                                                                   103,700              3,969,636
      PEPCO HOLDINGS, INC.                                                                    39,800              1,122,360
                                                                                                            ---------------
                                                                                                                  5,091,996
                                                                                                            ---------------

ELECTRIC UTILITY                                                                1.2%
      FIRSTENERGY CORP.                                                                       10,200                660,246
      PNM RESOURCES                                                                           15,300                425,187
      WESTAR ENERGY, INC.                                                                     24,700                599,716
                                                                                                            ---------------
                                                                                                                  1,685,149
                                                                                                            ---------------

ENERGY                                                                          2.9%
      PUGET ENERGY                                                                            30,200                730,236
      UGI CORP.                                                                               46,600              1,271,248
      XCEL ENERGY, INC.                                                                       95,100              1,946,697
                                                                                                            ---------------
                                                                                                                  3,948,181
                                                                                                            ---------------

ENTERTAINMENT                                                                   1.9%
      CITADEL BROADCASTING GR                                                                      1                      4
      THE WALT DISNEY CO.                                                                    *76,600              2,615,124
                                                                                                            ---------------
                                                                                                                  2,615,128
                                                                                                            ---------------

FINANCIAL SERVICES                                                             11.7%
      BANK OF AMERICA CORP.                                                                  122,012              5,965,167
      CAPITALSOURCE, INC.                                                                     37,200                914,748
      COUNTRYWIDE CREDIT INDS.                                                                46,620              1,694,637
      GOLDMAN SACHS                                                                           18,700              4,053,225
      LEHMAN BROTHERS HLDG.                                                                   25,800              1,922,616
      MERRILL LYNCH & CO.                                                                     18,600              1,554,588
                                                                                                            ---------------
                                                                                                                 16,104,981
                                                                                                            ---------------

FOOD PRODUCTS                                                                   0.5%
      UNILEVER N V                                                                            24,100                747,582
                                                                                                            ---------------

HEALTH CARE                                                                     3.0%
      CIGNA CORP.                                                                             12,300                642,306
      MCKESSON HBOC, INC.                                                                     45,600              2,719,584
      MEDCO HEALTH SOLUTIONS                                                                  *9,200                717,508
                                                                                                            ---------------
                                                                                                                  4,079,398
                                                                                                            ---------------

INSURANCE                                                                      10.2%
      AMERICAN INT'L. GROUP                                                                    3,800                266,114
      ASSURANT, INC.                                                                          55,700              3,281,844
      HARTFORD FINL. SVCS.                                                                    21,000              2,068,710
      MBIA, INC.                                                                              30,612              1,904,679
      REINSURANCE GROUP                                                                       13,200                795,168


   The accompanying notes are an integral part of these financial statements.

                                        ACTIVA Mutual Funds Semiannual Report 19


ACTIVA Schedule of Investments continued
VALUE FUND - 6/30/07 (Unaudited)
                                                                                % OF       SHARES OR                  VALUE
     SECURITY DESCRIPTION                                                INVESTMENTS       PAR VALUE               (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
INSURANCE (CONTINUED)
      ACE LIMITED                                                                             48,400        $     3,025,968
      ARCH CAPITAL GROUP                                                                     *13,500                979,290
      EVEREST RE GROUP                                                                        15,500              1,683,920
                                                                                                            ---------------
                                                                                                                 14,005,693
                                                                                                            ---------------

MACHINERY & EQUIPMENT                                                           3.0%
      AGCO CORP.                                                                             *28,600              1,241,526
      CIT GROUP, INC.                                                                          8,000                438,640
      SUPERVALU, INC.                                                                         30,100              1,394,232
      TEREX CORP.                                                                            *13,200              1,073,160
                                                                                                            ---------------
                                                                                                                  4,147,558
                                                                                                            ---------------

MANUFACTURING - MISCELLANEOUS                                                   1.0%
      MATTEL, INC.                                                                           *13,900                351,531
      PARKER HANNIFIN CORP.                                                                   10,600              1,037,846
                                                                                                            ---------------
                                                                                                                  1,389,377
                                                                                                            ---------------

MEDICAL EQUIPMENT & SUPPLIES                                                    0.5%
      WELLPOINT, INC.                                                                         *8,700                694,521
                                                                                                            ---------------

METALS & MINING                                                                 1.7%
      ALCOA, INC.                                                                             10,000                405,300
      FREEPORT-MCMORAN COPPER                                                                 16,000              1,325,120
      SOUTHERN COPPER CORP.                                                                    6,900                650,394
                                                                                                            ---------------
                                                                                                                  2,380,814
                                                                                                            ---------------

OFFICE/BUSINESS EQUIPMENT & SUPPLIES                                            1.5%
      HEWLETT-PACKARD COMPANY                                                                 47,700              2,128,374
                                                                                                            ---------------

OIL & GAS EXPLOR PROD & SER                                                    15.9%
      CHEVRON CORPORATION                                                                     45,619              3,842,945
      CONOCOPHILLIPS                                                                          71,500              5,612,750
      EXXON MOBIL CORP. COM                                                                   85,664              7,185,496
      MARATHON OIL CORP.                                                                      17,400              1,043,304
      OCCIDENTAL PETROLEUM CORP.                                                              40,500              2,344,140
      VALERO ENERGY CORP.                                                                     25,900              1,912,974
                                                                                                            ---------------
                                                                                                                 21,941,609
                                                                                                            ---------------

PETROLEUM-REFINING                                                              0.2%
      TESORO CORP.                                                                             5,200                297,180
                                                                                                            ---------------

PHARMACEUTICALS                                                                 4.8%
      ABBOTT LABS                                                                             18,700              1,001,385
      BRISTOL-MYERS SQUIBB CO.                                                               117,700              3,714,612
      LILLY (ELI) & CO.                                                                       12,000                670,560
      MERCK & CO., INC.                                                                       24,300              1,210,140
                                                                                                            ---------------
                                                                                                                  6,596,697
                                                                                                            ---------------


   The accompanying notes are an integral part of these financial statements.


20 ACTIVA Mutual Funds Semiannual Report


ACTIVA Schedule of Investments continued
VALUE FUND - 6/30/07 (Unaudited)

                                                                                % OF       SHARES OR                  VALUE
     SECURITY DESCRIPTION                                                INVESTMENTS       PAR VALUE               (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
RETAIL STORES                                                                   1.6%
      ANNTAYLOR STORES                                                                       *11,200        $       396,704
      DILLARDS, INC.                                                                           8,700                312,591
      DOLLAR TREE STORES, INC.                                                               *10,700                465,985
      THE GAP, INC.                                                                           56,500              1,079,150
                                                                                                            ---------------
                                                                                                                  2,254,430
                                                                                                            ---------------

REAL ESTATE INVESTMENT TRUST                                                    1.2%
      DOVER CORPORATION                                                                       33,100              1,693,065
                                                                                                            ---------------

TECHNOLOGY                                                                      0.5%
      AVNET, INC.                                                                             *9,800                388,472
      BELDEN CDT, INC.                                                                         5,600                309,960
                                                                                                            ---------------
                                                                                                                    698,432
                                                                                                            ---------------

TIRE & RUBBER                                                                   0.9%
      GOODYEAR TIRE & RUBBER                                                                 *36,500              1,268,740
                                                                                                            ---------------

TOBACCO                                                                         3.1%
      ALTRIA GROUP, INC.                                                                      36,025              2,526,793
      REYNOLDS AMERICAN, INC.                                                                 26,400              1,721,280
                                                                                                            ---------------
                                                                                                                  4,248,073
                                                                                                            ---------------

TRANSPORTATION & SHIPPING                                                       0.3%
      RYDER SYTEM, INC.                                                                        7,200                387,360
                                                                                                            ---------------

TELECOMMUNICATIONS                                                              8.5%
      AT&T, INC.                                                                             189,145              7,849,517
      CENTURYTEL, INC.                                                                        23,700              1,162,485
      DUKE ENERGY CORP.                                                                       36,800                673,440
      ENTERGY CORP.                                                                            5,100                547,485
      FPL GROUP, INC.                                                                          9,200                522,008
      LOCKHEED MARTIN CORP.                                                                    9,600                903,648
                                                                                                            ---------------
                                                                                                                 11,658,583
                                                                                                            ---------------

TOTAL COMMON STOCKS (Cost $111,553,103)                                                                         136,786,811
                                                                                                            ---------------

TOTAL INVESTMENTS - 100% (Cost $112,771,638)                                                                $   138,005,363
                                                                                                            ===============


*Non-dividend producing as of June 30, 2007

At June 30, 2007, the Fund's open future contracts were as follows:
           Number of                        Opening                                Face                     Market
           Contracts                      Contract Type                           Amount                     Value
------------------------------------------------------------------------------------------------------------------------------------
              14                 Standard & Poor's 500, 9/21/07                 $1,083,626                $1,060,780


   The accompanying notes are an integral part of these financial statements.

                                        ACTIVA Mutual Funds Semiannual Report 21

ACTIVA Schedule of Investments
GROWTH FUND - 6/30/07 (Unaudited)

                                                                                % OF       SHARES OR                  VALUE
     SECURITY DESCRIPTION                                                INVESTMENTS       PAR VALUE               (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS - TAXABLE - 0.6%                                             0.6%
CUSTODIAN CASH SWEEP
      NORTHERN INSTITUTIONAL DIVERSIFIED ASSETS PORT.                                        145,828        $       145,828
                                                                                                            ---------------

TOTAL MONEY MARKET FUNDS - TAXABLE (Cost $145,828)                                                                  145,828
                                                                                                            ---------------

COMMON STOCKS - 99.4%
ADVERTISING                                                                     1.7%
      FOCUS MEDIA                                                                              9,400                474,700
                                                                                                            ---------------

AEROSPACE                                                                       6.1%
      BOEING CORP.                                                                             4,100                394,256
      HONEYWELL INTERNATIONAL                                                                 13,800                776,664
      UNITED TECHNOLOGIES                                                                      6,700                475,231
                                                                                                            ---------------
                                                                                                                  1,646,151
                                                                                                            ---------------

AGRICULTURE                                                                     3.0%
      MONSANTO CO.                                                                            11,984                809,399
                                                                                                            ---------------

AIRLINES                                                                        0.6%
      AMR CORPORATION                                                                         *6,700                176,545
                                                                                                            ---------------

APPAREL                                                                         1.6%
      POLO RALPH LAUREN CORP.                                                                  4,300                421,873
                                                                                                            ---------------

AUTOMOTIVE                                                                      1.1%
      OSHKOSH TRUCK CORP.                                                                      4,700                295,724
                                                                                                            ---------------

BIOTECHNOLOGY                                                                   3.2%
      GENZYME CORPORATION                                                                     *7,300                470,120
      GILEAD SCIENCES, INC.                                                                   10,400                403,208
                                                                                                            ---------------
                                                                                                                    873,328
                                                                                                            ---------------

BUSINESS SERVICES                                                               0.7%
      COGNIZANT TECH SOLUTIONS                                                                *2,585                194,108
                                                                                                            ---------------

COAL & CONSUMABLE FUELS                                                         1.0%
      CONSOL ENERGY, INC.                                                                      5,900                272,049
                                                                                                            ---------------

COMMUNICATIONS EQUIPMENT                                                        7.2%
      ALCATEL-LUCENT ADR                                                                      34,611                484,554
      CISCO SYSTEMS                                                                          *32,938                917,323
      JUNIPER NETWORKS, INC.                                                                  *8,075                203,248
      QUALCOMM, INC.                                                                           7,944                344,690
                                                                                                            ---------------
                                                                                                                  1,949,815
                                                                                                            ---------------


   The accompanying notes are an integral part of these financial statements.

22 ACTIVA Mutual Funds Semiannual Report


ACTIVA Schedule of Investments continued
GROWTH FUND - 6/30/07 (Unaudited)
                                                                                % OF       SHARES OR                  VALUE
     SECURITY DESCRIPTION                                                INVESTMENTS       PAR VALUE               (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE                                                               2.4%
      ADOBE SYS, INC. COM                                                                    *16,000        $       642,400
                                                                                                            ---------------

COMPUTER HARDWARE                                                               4.0%
      APPLE COMPUTER                                                                          *6,816                831,825
      SUN MICROSYSTEMS                                                                       *48,900                257,214
                                                                                                            ---------------
                                                                                                                  1,089,039
                                                                                                            ---------------

CONSUMER GOODS & SERVICES                                                       3.1%
      THE COCA COLA CO.                                                                       16,200                847,422
                                                                                                            ---------------

DIVERSIFIED                                                                     4.8%
      GENERAL ELECTRIC CO.                                                                    26,601              1,018,286
      TEXTRON, INC.                                                                            2,700                297,297
                                                                                                            ---------------
                                                                                                                  1,315,583
                                                                                                            ---------------

ELECTRONICS                                                                     2.8%
      PMC - SIERRA, INC.                                                                     *26,700                206,391
      STMICROELECTRONICS NV-NY                                                                28,400                544,996
                                                                                                            ---------------
                                                                                                                    751,387
                                                                                                            ---------------

ENGINEERING                                                                     1.2%
      FOSTER WHEELER LTD.                                                                     *3,163                338,410
                                                                                                            ---------------

FINANCIAL SERVICES                                                              8.2%
      AMERICAN EXPRESS CO.                                                                    10,340                632,601
      BANK OF AMERICA CORP.                                                                    3,400                166,226
      J.P. MORGAN CHASE & CO.                                                                  3,300                159,885
      NYSE EURONEXT                                                                            6,700                493,254
      CONSUMER STAPLES SPDR                                                                   24,300                657,072
      UBS AG-REG                                                                               2,100                126,021
                                                                                                            ---------------
                                                                                                                  2,235,059
                                                                                                            ---------------

HEALTH CARE                                                                     1.5%
      MEDCO HEALTH SOLUTIONS                                                                  *5,158                402,273
                                                                                                            ---------------

HOTELS & LODGING                                                                2.6%
      HILTON HOTELS CORP.                                                                      8,000                267,760
      LAS VEGAS SANDS CORP.                                                                   *5,574                425,798
                                                                                                            ---------------
                                                                                                                    693,558
                                                                                                            ---------------

INDUSTRIAL GOODS & SERVICES                                                     2.4%
      CORNING, INC.                                                                          *25,747                657,836
                                                                                                            ---------------

INSTRUMENTATION                                                                 2.0%
      THERMO ELECTRON CORP.                                                                  *10,500                543,060
                                                                                                            ---------------


   The accompanying notes are an integral part of these financial statements.

                                        ACTIVA Mutual Funds Semiannual Report 23


ACTIVA Schedule of Investments continued
GROWTH FUND - 6/30/07 (Unaudited)
                                                                                % OF       SHARES OR                  VALUE
     SECURITY DESCRIPTION                                                INVESTMENTS       PAR VALUE               (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
INSURANCE                                                                       1.5%
      AMER. INT'L. GROUP                                                                       5,900        $       413,177
                                                                                                            ---------------

INTERNET CONTENT                                                                4.2%
      GOOGLE, INC.                                                                            *2,185              1,143,585
                                                                                                            ---------------

MANUFACTURING-CAPITAL GOODS                                                     2.0%
      DANAHER CORP.                                                                            5,300                400,150
      GENERAL MOTORS CORP.                                                                     3,700                139,860
                                                                                                            ---------------
                                                                                                                    540,010
                                                                                                            ---------------

MEDIA                                                                           1.5%
      COMCAST CORP. CL A                                                                      14,200                399,304
                                                                                                            ---------------

MEDICAL EQUIPMENT & SUPPLIES                                                    4.8%
      BARD (C.R), INC.                                                                         2,600                214,838
      HENRY SCHEIN, INC.                                                                      *6,100                325,923
      WELLPOINT, INC.                                                                         *5,000                399,150
      ZIMMER HOLDINGS, INC.                                                                   *4,200                356,538
                                                                                                            ---------------
                                                                                                                  1,296,449
                                                                                                            ---------------

METALS & MINING                                                                 0.8%
      FREEPORT-MCMORAN COPPER                                                                  2,793                231,316
                                                                                                            ---------------

OFFICE/BUSINESS EQUIPMENT & SUPPLIES                                            0.8%
      HEWLETT-PACKARD COMPANY                                                                  5,026                224,260
                                                                                                            ---------------

OIL & GAS EXPLOR PROD & SER                                                     2.8%
      SCHLUMBERGER LTD.                                                                        3,100                263,314
      GLOBALSANTAFE CORP.                                                                      4,084                295,069
      WEATHERFORD INTL., INC.                                                                 *3,400                187,816
                                                                                                            ---------------
                                                                                                                    746,199
                                                                                                            ---------------

PHARMACEUTICALS                                                                 5.9%
      ABBOTT LABS                                                                             11,200                599,760
      ELAN CORP PLC - SPONS ADR                                                               *4,106                 90,045
      MERCK & CO., INC.                                                                       11,053                550,439
      WYETH                                                                                    6,200                355,508
                                                                                                            ---------------
                                                                                                                  1,595,752
                                                                                                            ---------------

RETAIL STORES                                                                   4.7%
      MACY'S, INC.                                                                             9,856                392,072
      STAPLES, INC.                                                                            5,650                134,074
      WAL-MART STORES, INC.                                                                   15,400                740,894
                                                                                                            ---------------
                                                                                                                  1,267,040
                                                                                                            ---------------


   The accompanying notes are an integral part of these financial statements.

24 ACTIVA Mutual Funds Semiannual Report

ACTIVA Schedule of Investments continued
GROWTH FUND - 6/30/07 (Unaudited)
                                                                                % OF       SHARES OR                  VALUE
     SECURITY DESCRIPTION                                                INVESTMENTS       PAR VALUE               (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY-SOFTWARE                                                             1.5%
      SALESFORCE.COM, INC.                                                                    *9,400        $       402,884
                                                                                                            ---------------

TOBACCO                                                                         1.9%
      ALTRIA GROUP, INC.                                                                       7,519                527,383
                                                                                                            ---------------

TRANSPORTATION & SHIPPING                                                       1.2%
      FEDEX CORP.                                                                              2,900                321,813
                                                                                                            ---------------

TELECOMMUNICATIONS                                                              2.3%
      AT&T, INC.                                                                              14,952                620,508
                                                                                                            ---------------

TELECOMMUNICATIONS-SERVICES AND EQUIPMENT                                       2.3%
      CLEAR WIRE CORP. CL A                                                                   *1,200                 29,316
      NII HOLDINGS, INC.                                                                      *7,226                583,427
                                                                                                            ---------------
                                                                                                                    612,743
                                                                                                            ---------------

TOTAL COMMON STOCKS - (Cost $23,522,195)                                                                         26,972,142
                                                                                                            ---------------

WARRANTS - 0.0%                                                                 0.0%
      LUCENT TECH WARRANTS  EXPIRES 12/10/07                                                    *514                     87
      RAYTHEON CO. WARRANTS EXPIRES 6/16/11                                                     *628                 11,580
                                                                                                            ---------------
                                                                                                                     11,667
                                                                                                            ---------------

TOTAL WARRANTS - (Cost $0.00)                                                                                        11,667
                                                                                                            ---------------

TOTAL INVESTMENTS - 100% (Cost $23,668,023)                                                                 $    27,129,637
                                                                                                            ===============

*Non-dividend producing as of June 30, 2007

   The accompanying notes are an integral part of these financial statements.

                                        ACTIVA Mutual Funds Semiannual Report 25

ACTIVA Schedule of Investments
INTERNATIONAL FUND - 6/30/07 (Unaudited)
                                                                                % OF       SHARES OR                  VALUE
     SECURITY DESCRIPTION                                                INVESTMENTS       PAR VALUE               (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS - TAXABLE - 4.6%                                             4.6%
CUSTODIAN CASH SWEEP
      NORTHERN INSTITUTIONAL DIVERSIFIED ASSETS PORT. - U.S.                               2,147,821        $     2,147,821
                                                                                                            ---------------

TOTAL MONEY MARKET FUNDS - TAXABLE (Cost $2,147,821)                                                              2,147,821
                                                                                                            ---------------

COMMON STOCKS - 95.4%
AEROSPACE                                                                       2.0%
      THALES SA - FRANCE                                                                      15,050                923,045
                                                                                                            ---------------

ALUMINUM                                                                        2.0%
      ALUMINA LTD. - AUSTRALIA                                                               139,190                919,046
                                                                                                            ---------------

APPAREL                                                                         0.9%
      WACOAL HLDGS. CORPORATION - JAPAN                                                       33,000                407,441
                                                                                                            ---------------

AUTOMOTIVE PARTS & EQUIPMENT                                                    1.5%
      MAGNA INTL., INC. CL A - CANADA                                                          7,550                686,974
                                                                                                            ---------------

BEVERAGES - FOREIGN                                                             1.6%
      COCA-COLA WEST HOLDINGS - JAPAN                                                         32,600                758,663
                                                                                                            ---------------

BREWERY                                                                         1.8%
      KIRIN BREWERY CO. LTD. - JAPAN                                                          57,000                853,310
                                                                                                            ---------------

BUSINESS SERVICES                                                               1.0%
      TOPPAN PRINTING - JAPAN                                                                 43,000                462,797
                                                                                                            ---------------

CABLE TV                                                                        2.9%
      PREMIERE AG - GERMANY                                                                  *56,100              1,349,868
                                                                                                            ---------------

COMMODITY CHEMICAL                                                              1.4%
      DYNO NOBEL LTD. - AUSTRALIA                                                            325,400                659,185
                                                                                                            ---------------

COMPUTER STORAGE                                                                2.9%
      GEMALTO - NETHERLANDS                                                                  *57,100              1,327,566
                                                                                                            ---------------

CONSUMER GOODS & SERVICES                                                       4.0%
      FUJI PHOTO FILM - JAPAN                                                                 36,100              1,615,718
      SEGA SAMMY HOLDINGS, INC. - JAPAN                                                       15,600                252,798
                                                                                                            ---------------
                                                                                                                  1,868,516
                                                                                                            ---------------

COSMETICS                                                                       1.4%
      SHISEIDO CORP. - JAPAN                                                                  30,000                640,890
                                                                                                            ---------------

DRUGS                                                                           1.9%
      DAIICHI SANKYO CO. LTD. - JAPAN                                                         33,600                892,470
                                                                                                            ---------------


   The accompanying notes are an integral part of these financial statements.

26 ACTIVA Mutual Funds Semiannual Report


ACTIVA Schedule of Investments continued
INTERNATIONAL FUND - 6/30/07 (Unaudited)
                                                                                % OF       SHARES OR                  VALUE
     SECURITY DESCRIPTION                                                INVESTMENTS       PAR VALUE               (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITY                                                                2.8%
      CENTRAIS ELETRICAS ADR - BRAZIL                                                         35,500        $       525,311
      KOREA ELEC. POWER - ADR - KOREA                                                         36,000                788,400
                                                                                                            ---------------
                                                                                                                  1,313,711
                                                                                                            ---------------

ENERGY                                                                          1.9%
      SUNCOR ENERGY, INC. - CANADA                                                            10,090                907,293
                                                                                                            ---------------

FINANCIAL SERVICES                                                              3.4%
      ACOM CO. LTD. - JAPAN                                                                   10,400                373,390
      PROMISE CO. LTD. - JAPAN                                                                10,850                334,904
      TAKEFUJI CORP. - JAPAN                                                                  26,500                891,154
                                                                                                            ---------------
                                                                                                                  1,599,448
                                                                                                            ---------------

FOREST PRODUCTS                                                                 2.9%
      STORA ENSO - FINLAND                                                                    71,050              1,344,213
                                                                                                            ---------------

FOREIGN AGENCIES                                                                1.1%
      OPTI CANADA, INC. - CANADA                                                             *25,000                533,333
                                                                                                            ---------------

GOLD (PRECIOUS METALS)                                                          6.4%
      ANGLOGOLD ASHANTI-SPN ADR - SOUTH AFRICA                                                21,200                801,784
      GOLD FIELDS LIMITED - SOUTH AFRICA                                                      40,320                625,010
      LIHIR GOLD LTD. - PAPUA NEW GUINEA                                                    *207,700                528,140
      NEWCREST MINING - AUSTRALIA                                                             21,400                414,469
      NOVAGOLD RESOURCES, INC. - CANADA                                                      *40,100                602,703
                                                                                                            ---------------
                                                                                                                  2,972,106
                                                                                                            ---------------

HOME BUILDERS                                                                   0.6%
      SEKISUI HOUSE LTD. - JAPAN                                                              19,000                253,879
                                                                                                            ---------------

INDUSTRIAL CONGLOMERATES (ENERGY)                                               1.4%
      AREVA - CI - FRANCE                                                                        620                665,946
                                                                                                            ---------------

LEISURE & TOURISM                                                               1.3%
      SANKYO CO. - JAPAN                                                                      14,300                602,851
                                                                                                            ---------------

METALS & MINING                                                                 9.8%
      RIO TINTO PLC - UNITED KINGDOM                                                          19,400              1,490,750
      LONMIN PLC - UNITED KINGDOM                                                             14,850              1,198,663
      IVANHOE MINES LTD. - CANADA                                                            *38,850                553,224
      IMPALA PLATINUM HOLDINGS - SOUTH AFRICA                                                 18,300                560,085
      APEX SILVER MINES LTD. - CAYMAN ISLANDS                                                *37,680                760,382
                                                                                                            ---------------
                                                                                                                  4,563,104
                                                                                                            ---------------

OIL/GAS - EQUIPMENT & SVCS                                                      1.3%
      TECHNIP-COFLEXIP SA - FRANCE                                                             7,000                580,705
                                                                                                            ---------------


   The accompanying notes are an integral part of these financial statements.

                                        ACTIVA Mutual Funds Semiannual Report 27


ACTIVA Schedule of Investments continued
INTERNATIONAL FUND - 6/30/07 (Unaudited)
                                                                                % OF       SHARES OR                  VALUE
     SECURITY DESCRIPTION                                                INVESTMENTS       PAR VALUE               (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
OIL & GAS EXPLOR PROD & SER                                                     8.0%
      BP PLC - UNITED KINGDOM                                                                123,250        $     1,492,275
      PETRO-CANADA - CANADA                                                                   10,800                574,128
      ROYAL DUTCH SHELL ADR - UNITED KINGDOM                                                  19,735              1,644,912
                                                                                                            ---------------
                                                                                                                  3,711,315
                                                                                                            ---------------

PETROLEUM-REFINING                                                              2.1%
      NIPPON OIL CORP. - JAPAN                                                               106,000                986,727
                                                                                                            ---------------

PRINTING & PUBLISHING                                                           2.9%
      DAI NIPPON PRINTING - JAPAN                                                             89,000              1,329,470
                                                                                                            ---------------

PRECIOUS METALS                                                                 4.3%
      BARRICK GOLD CORP. - CANADA                                                             68,063              1,978,591
                                                                                                            ---------------

SEMICONDUCTORS                                                                  1.4%
      NEC ELECTRONICS CORP. - JAPAN                                                          *23,900                628,998
                                                                                                            ---------------

TELECOMMUNICATIONS                                                             18.5%
      CHUNGHWA TELECOM ADR - TAIWAN                                                           84,797              1,599,271
      KT CORP.  ADR - KOREA                                                                   53,810              1,262,383
      ALCATEL - FRANCE                                                                        37,100                521,156
      NIPPON TELEGRAPH & TELE. ADR - JAPAN                                                    64,850              1,437,725
      TELECOM ITALIA - ITALY                                                                 647,550              1,439,818
      BELGACOM SA - BELGIUM                                                                   19,000                844,667
      VODAFONE GROUP PLC - UNITED KINGDOM                                                    435,806              1,468,350
                                                                                                            ---------------
                                                                                                                  8,573,370
                                                                                                            ---------------

TOTAL COMMON STOCKS (Cost $37,834,832)                                                                           44,294,831
                                                                                                            ---------------

TOTAL INVESTMENTS - 100% (Cost $39,982,653)                                                                 $    46,442,652
                                                                                                            ===============

*Non-dividend producing as of June 30, 2007


   The accompanying notes are an integral part of these financial statements.

28 ACTIVA Mutual Funds Semiannual Report

ACTIVA Schedule of Investments continued
INTERNATIONAL FUND - 6/30/07 (Unaudited)

At June 30, 2007 the breakdown by country was:

                                            % OF MARKET     ACTUAL
      COUNTRY                                   VALUE    MARKET VALUE
      ----------------------------------------------------------------
      Australia                                  4.3%     $ 1,992,699
      Belgium                                    1.8%         844,667
      Brazil                                     1.1%         525,311
      Canada                                    12.6%       5,836,247
      Cayman Islands                             1.6%         760,382
      Finland                                    2.9%       1,344,213
      France                                     5.8%       2,690,853
      Germany                                    2.9%       1,349,868
      Italy                                      3.1%       1,439,818
      Japan                                     27.4%      12,723,185
      Republic of Korea                          4.4%       2,050,783
      Netherlands                                2.9%       1,327,566
      Papua New Guinea                           1.2%         528,140
      South Africa                               4.3%       1,986,879
      Taiwan                                     3.4%       1,599,271
      United Kingdom                            15.7%       7,294,949
      United States*                             4.6%       2,147,821
                                               ------     -----------
                                               100.0%     $46,442,652
                                               ======     ===========
      *Cash equivalent held by the Fund.


   The accompanying notes are an integral part of these financial statements.

                                        ACTIVA Mutual Funds Semiannual Report 29

ACTIVA Statement of Assets and Liabilities
                                                           INTERMEDIATE                                        INTERNATIONAL
As of June 30, 2007 (Unaudited)                              BOND FUND       VALUE FUND        GROWTH FUND          FUND
                                                            -----------     ------------       -----------      -----------
ASSETS
Investments at cost                                         $62,055,125     $112,771,638       $23,668,023      $39,982,653
                                                            -----------     ------------       -----------      -----------
Investments at value                                         60,794,681      138,005,363        27,129,637       46,442,652
Collateral for securities on loan                             4,444,161       15,438,569         4,574,659       14,043,643
Foreign currency held at fair value
     (cost $73,281)                                               8,500               --                --           64,819
Receivables:
     Securities sold                                                 --               --           178,919               --
     Investment income                                          650,671          245,402            28,936           56,857
Other assets                                                     27,048           40,039            22,655           40,087
                                                            -----------     ------------       -----------      -----------
Total Assets                                                 65,925,061      153,729,372        31,934,806       60,648,059
                                                            -----------     ------------       -----------      -----------


LIABILITIES
Payables - affiliate:
     Advisory fees                                               59,230          197,471            46,194           96,300
     Transfer agent fees                                            482           53,380             1,469              932
     12b-1 fees                                                  15,393           33,043             6,627           11,329
     Service fees                                                23,089           51,762             9,941           16,994
Payables - general:
     Collateral for securities on loan                        4,444,161       15,438,569         4,574,659       14,043,643
     Securities purchased                                            --               --           191,927          134,992
     Due to broker - variation margin                                --            1,260                --               --
Other liabilities                                                    68               --                --               --
Accrued expenses                                                  6,601           14,150             6,083           11,976
                                                            -----------     ------------       -----------      -----------
Total Liabilities                                             4,549,024       15,789,634         4,836,900       14,316,166
                                                            -----------     ------------       -----------      -----------

NET ASSETS                                                  $61,376,037     $137,939,738       $27,097,906      $46,331,892
                                                            ===========     ============       ===========      ===========

SHARES OUTSTANDING                                            6,344,431       13,096,367         3,237,996        4,300,594
                                                            ===========     ============       ===========      ===========

NET ASSET VALUE PER SHARE                                         $9.67                              $8.37           $10.77

Class A based on net assets of
$132,004,320 and 12,535,713
shares outstanding                                                                $10.53

Class R based on net assets of
$5,935,418 and 560,654
shares outstanding                                                                $10.59

   The accompanying notes are an integral part of these financial statements.

30 ACTIVA Mutual Funds Semiannual Report

ACTIVA Statement of Operations
For the six month period ended June 30, 2007 (Unaudited)
                                                          INTERMEDIATE                                         INTERNATIONAL
                                                            BOND FUND        VALUE FUND       GROWTH FUND           FUND
                                                          -------------    -------------     -------------     ------------
INVESTMENT INCOME
Interest                                                     $1,991,125          $55,853           $17,415          $59,681
Dividends                                                            --        1,628,612           130,320          565,515
Miscellaneous                                                     2,735            7,412            16,693           14,898
                                                             ----------       ----------        ----------       ----------
Total Investment Income                                       1,993,860        1,691,877           164,428          640,094
                                                             ----------       ----------        ----------       ----------

EXPENSES
Advisory fees                                                   140,354          384,160            89,652          185,853
12b-1 fees                                                       37,661           64,168            12,841           21,865
Service fees                                                     56,493          100,372            19,262           32,798
Shareholder report                                                1,629           23,530             1,810            1,629
Fund accounting fees                                             27,317           34,390            20,996           22,075
Audit fees                                                       12,461           13,171            12,461           13,041
Custodian fees                                                    6,307           10,454             4,699           13,828
Insurance                                                         4,984            7,093             1,359            2,315
Legal fees                                                        5,938            5,764             5,764            5,706
Registration fees                                                 2,534            3,620               905            1,448
Transfer agent fees                                                 905          104,075             2,715            1,810
Transfer agent fees - Class R                                        --            5,490                --               --
Trustee fees                                                      7,240            7,240             7,240            7,240
                                                             ----------       ----------        ----------       ----------
Total Expenses                                                  303,823          763,527           179,704          309,608
                                                             ----------       ----------        ----------       ----------

Net Investment Income (Loss)                                  1,690,037          928,350           (15,276)         330,486
                                                             ----------       ----------        ----------       ----------


REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS,
     FOREIGN CURRENCY AND FUTURES CONTRACTS
     Net realized gain (loss) from
       security transactions                                   (193,534)       4,122,943         1,784,810        2,813,577
     Net realized gain (loss) from
       foreign currency transactions                            (14,339)              --                --          (38,507)
     Net realized gain (loss) from
       futures contracts                                             --          107,452                --               --
     Changes in net unrealized
       appreciation or (depreciation)
       of investments and
       foreign currency                                        (696,093)       4,466,189           572,824          462,082
                                                             ----------       ----------        ----------       ----------
Net Gain (Loss) from Investments,
     Foreign Currency and
     Futures Contracts                                         (903,966)       8,696,584         2,357,634        3,237,152
                                                             ----------       ----------        ----------       ----------

NET INCREASE (DECREASE) IN
     NET ASSETS RESULTING
     FROM OPERATIONS                                           $786,071       $9,624,934        $2,342,358       $3,567,638
                                                             ==========       ==========        ==========       ==========

   The accompanying notes are an integral part of these financial statements.

                                        ACTIVA Mutual Funds Semiannual Report 31

ACTIVA Statement of Changes in Net Assets
                                                                         INTERMEDIATE BOND FUND               VALUE FUND
                                                                        PERIOD            YEAR          PERIOD           YEAR
                                                                         ENDED           ENDED           ENDED           ENDED
                                                                        6/30/07         12/31/06        6/30/07        12/31/06
Increase (Decrease) in:                                               (UNAUDITED)      (AUDITED)      (UNAUDITED)      (AUDITED)
                                                                      ---------------------------     ---------------------------
NET ASSETS FROM OPERATIONS
Net investment income (loss)                                           $1,690,037      $4,175,677        $928,350      $2,012,586
Net realized gain (loss) on investments                                  (207,873)     (1,465,002)      4,230,395      20,093,267
Net increase (decrease) in unrealized appreciation                       (696,093)        432,668       4,466,189       3,023,838
                                                                      -----------     -----------     -----------     -----------
Net increase (decrease) in net assets resulting from operations           786,071       3,143,343       9,624,934      25,129,691

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income:
     Class A                                                           (1,603,647)     (4,156,259)             --      (1,940,893)
     Class R                                                                   --              --              --         (65,068)
Net realized gain from investment transactions:
     Class A                                                                   --              --              --      (4,963,128)
     Class R                                                                   --              --              --        (159,663)
                                                                      -----------     -----------    ------------    ------------
Total distributions to shareholders                                    (1,603,647)     (4,156,259)             --      (7,128,752)

CAPITAL SHARE TRANSACTIONS
Net proceeds from sale of shares:
     Class A                                                               28,277          37,070       2,613,875      25,022,292
     Class R                                                                   --              --       1,117,333         845,062
Net asset value of shares issued to shareholders
     in reinvestment of investment income and
     realized gain from security transactions:
     Class A                                                            1,603,597       4,156,170              --       6,803,258
     Class R                                                                   --              --              --         224,731
Payment for shares redeemed:
     Class A                                                          (30,132,998)    (34,170,520)     (5,278,110)    (56,406,025)
     Class R                                                                   --              --        (553,507)       (935,668)
                                                                      -----------     -----------    ------------    ------------
Net increase (decrease) in net assets derived from
     capital share transactions                                       (28,501,124)    (29,977,280)     (2,100,409)    (24,446,350)
                                                                      -----------     -----------    ------------    ------------
Net Increase (Decrease) in Net Assets                                 (29,318,700)    (30,990,196)      7,524,525      (6,445,411)
Net Assets, beginning of year or period                                90,694,737     121,684,933     130,415,213     136,860,624
                                                                      -----------     -----------    ------------    ------------
Net Assets, end of year or period                                     $61,376,037     $90,694,737    $137,939,738    $130,415,213
                                                                      ===========     ===========    ============    ============

NET ASSETS CONSIST OF:
     Capital                                                          $64,107,811     $92,608,935     $93,523,815     $95,624,224
     Undistributed net investment income (loss)                            51,235              --         868,643              --
     Return of capital                                                         --         (20,815)             --         (59,707)
     Undistributed net realized gain (loss)
        from investments                                               (1,523,940)     (1,330,406)     18,336,400      14,106,005
     Unrealized appreciation (depreciation) of
        investments and foreign currency                               (1,259,069)       (562,977)     25,210,880      20,744,691
                                                                      -----------     -----------    ------------    ------------
                                                                      $61,376,037     $90,694,737    $137,939,738    $130,415,213
                                                                      ===========     ===========    ============    ============

TRANSACTIONS IN FUND SHARES
Shares sold:
     Class A                                                                2,867           3,804         267,650       2,482,061
     Class R                                                                   --              --         112,552          91,071
Reinvested distributions:
     Class A                                                              163,334         425,145              --         695,630
     Class R                                                                                   --              --          22,885
Shares redeemed:
     Class A                                                           (3,047,127)     (3,485,710)       (521,333)     (5,713,012)
     Class R                                                                   --              --         (54,588)       (101,716)
                                                                      -----------     -----------    ------------    ------------
Net increase (decrease) in fund shares                                 (2,880,926)     (3,056,761)       (195,719)     (2,523,081)
Shares outstanding, beginning of year or period                         9,225,357      12,282,118      13,292,086      15,815,167
                                                                      -----------     -----------    ------------    ------------
Shares outstanding, end of year or period                               6,344,431       9,225,357      13,096,367      13,292,086
                                                                      ===========     ===========    ============    ============

   The accompanying notes are an integral part of these financial statements.

32 ACTIVA Mutual Funds Semiannual Report

ACTIVA Statement of Changes in Net Assets continued
                                                                              GROWTH FUND                INTERNATIONAL FUND
                                                                        PERIOD            YEAR          PERIOD            YEAR
                                                                         ENDED           ENDED           ENDED           ENDED
                                                                        6/30/07         12/31/06        6/30/07        12/31/06
Increase (Decrease) in:                                               (UNAUDITED)      (AUDITED)      (UNAUDITED)      (AUDITED)
                                                                      ---------------------------     ---------------------------
NET ASSETS FROM OPERATIONS
Net investment income (loss)                                             ($15,276)       ($87,933)       $330,486        $631,802
Net realized gain (loss) on investments                                 1,784,810       1,771,969       2,775,070       3,583,993
Net increase (decrease) in unrealized appreciation                        572,824        (793,618)        462,082       2,893,984
                                                                      -----------     -----------     -----------     -----------
Net increase (decrease) in net assets resulting from operations         2,342,358         890,418       3,567,638       7,109,779

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income:
     Class A                                                                   --              --              --        (555,448)
     Class R                                                                   --              --              --              --
Net realized gain from investment transactions:
     Class A                                                                   --              --              --      (3,317,977)
     Class R                                                                   --              --              --              --
                                                                      -----------     -----------     -----------     -----------
Total distributions to shareholders                                            --              --              --      (3,873,425)

CAPITAL SHARE TRANSACTIONS
Net proceeds from sale of shares:
     Class A                                                               29,211          61,873         245,118         121,488
     Class R                                                                   --              --              --              --
Net asset value of shares issued to shareholders
     in reinvestment of investment income and
     realized gain from security transactions:
     Class A                                                                   --              --              (6)      3,873,420
     Class R                                                                   --              --              --              --
Payment for shares redeemed:
     Class A                                                              (60,504)       (333,577)       (187,789)        (52,942)
     Class R                                                                   --              --              --              --
                                                                      -----------     -----------     -----------     -----------
Net increase (decrease) in net assets derived from
     capital share transactions                                           (31,293)       (271,704)         57,323       3,941,966
                                                                      -----------     -----------     -----------     -----------
Net Increase (Decrease) in Net Assets                                   2,311,065         618,714       3,624,961       7,178,320
Net Assets, beginning of year or period                                24,786,841      24,168,127      42,706,931      35,528,611
                                                                      -----------     -----------     -----------     -----------
Net Assets, end of year or period                                     $27,097,906     $24,786,841     $46,331,892     $42,706,931
                                                                      ===========     ===========     ===========     ===========

NET ASSETS CONSIST OF:
     Capital                                                          $27,372,104     $27,403,397     $37,560,336     $37,503,014
     Undistributed net investment income (loss)                          (784,066)       (768,791)       (595,891)       (887,870)
     Return of capital                                                         --              --              --              --
     Undistributed net realized gain (loss)
        from investments                                               (2,951,746)     (4,736,556)      2,906,566          92,989
     Unrealized appreciation (depreciation) of
        investments and foreign currency                                3,461,614       2,888,791       6,460,881       5,998,798
                                                                      -----------     -----------     -----------     -----------
                                                                      $27,097,906     $24,786,841     $46,331,892     $42,706,931
                                                                      ===========     ===========     ===========     ===========

TRANSACTIONS IN FUND SHARES
Shares sold:
     Class A                                                                3,727           8,315          24,864          12,286
     Class R                                                                   --              --              --              --
Reinvested distributions:
     Class A                                                                   --              --              --         390,465
     Class R                                                                   --              --              --              --
Shares redeemed:
     Class A                                                               (7,590)        (44,730)        (17,738)         (5,370)
     Class R                                                                   --              --              --              --
                                                                      -----------     -----------     -----------     -----------
Net increase (decrease) in fund shares                                     (3,863)        (36,415)          7,126         397,381
Shares outstanding, beginning of year or period                         3,241,859       3,278,274       4,293,468       3,896,087
                                                                      -----------     -----------     -----------     -----------
Shares outstanding, end of year or period                               3,237,996       3,241,859       4,300,594       4,293,468
                                                                      ===========     ===========     ===========     ===========

   The accompanying notes are an integral part of these financial statements.

                                        ACTIVA Mutual Funds Semiannual Report 33

ACTIVA Notes to Unaudited Financial Statements

1. ORGANIZATION

Activa Mutual Fund Trust (Trust) was organized as a Delaware business trust on February 2, 1998. The trust consists of four funds, each open-end management investment companies registered under the Investment Company Act of 1940. The funds are: the Activa Intermediate Bond Fund (Intermediate Bond Fund), the Activa Value Fund (Value Fund), the Activa Growth Fund (Growth Fund) and the Activa International Fund (International Fund) collectively referred to as the Funds. The Value Fund is the successor to Amway Mutual Fund.


2. INVESTMENT OBJECTIVES

The Intermediate Bond Fund's investment objective is to seek a high level of current income as is consistent with moderate risk of capital and maintenance of liquidity. The Intermediate Bond Fund invests primarily in investment-grade debt securities, with average maturity of three to ten years.

The Value Fund's investment objective is to seek long-term capital appreciation, and invests primarily in common stocks of U.S. companies which are considered by the investment manager to be undervalued.

The Growth Fund seeks long-term growth of capital, and invests primarily in common stocks believed by the investment manager to have long-term growth potential.

The International Fund seeks maximum long-term capital appreciation. The International Fund invests primarily in common stocks of non-U.S. companies which the Fund believes to be undervalued by the marketplace with above-average potential for capital appreciation.

Classes of Shares

The Value Fund offers two classes of shares (Class A and Class R). The Class R shares are offered to tax-exempt retirement and benefit plans of Alticor, Inc. and its affiliates, and are not subject to any sales charges or 12b-1 distribution fees. All other Funds issue a single class of shares. Each share for all of the Funds, including Class A and Class R of the Value Fund represents an equal proportionate interest in their respective Fund and, generally, will have identical voting, dividend, liquidation, and other rights and the same terms and conditions. Each class and Fund will have exclusive voting rights with respect to matters affecting only that class or Fund. Each class and Fund bears different distribution, shareholder servicing and transfer agent expenses. Income, non-class specific expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares or Fund based upon its relative net assets. Each fund has authorized an unlimited number of shares.



3. SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Net asset values per share are calculated at the close of business on the New York Stock Exchange, usually 4:00 PM Eastern time on each business day on which that exchange is open. Investments in securities listed or admitted to trading on a national securities exchange are valued at their last reported sale price before the time of valuation. If a security is traded only in the over-the-counter market, or if no sales have been reported for a listed security on that day, it is valued at the mean between the current closing bid and ask prices. Short-term securities maturing within 60 days are valued at amortized cost, which approximates fair value. Portfolio debt securities with remaining maturities greater than 60 days are valued by pricing agents approved by the Board of Trustees. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. Securities for which market quotations are not readily available, including any restricted securities (none at June 30, 2007), and other assets of the Funds are valued at fair market value as determined by the Fund's Board of Trustees.


34 ACTIVA Mutual Funds Semiannual Report

ACTIVA Notes to Unaudited Financial Statements continued


Derivative Transactions

The Funds may trade in derivative contracts to hedge portfolio holdings and for investment purposes. Hedging activities are intended to reduce various risks associated with fluctuations in foreign currency exchange rates. When entering into a forward currency contract, the fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily. The fund's net equity in the contracts is included as unrealized gains or losses in the Statement of Operations. This unrealized gain or loss is the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. The current year change in unrealized gains and losses and realized gains and losses are included in the Statement of Operations. These instruments involve market risk, credit risk, or both kinds of risk, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and security values and interest rates. There were no forward foreign currency exchange contracts during the period ended June 30, 2007.

Futures Contracts

The Funds may use futures contracts to manage its exposure to the stock and bond markets. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount and market value of any open futures contracts at period end is shown at the end of the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms. Gains or losses are realized upon the expiration or closing of the futures contracts and are included in the Statement of Operations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Security Transactions

Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Original issue discounts are accreted and premium is amortized on debt securities to interest income over the life of a security with a corresponding adjustment in the cost basis. Realized gains and losses from security transactions and unrealized appreciation and depreciation of investments are reported on a specific identification basis. Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend date.

Foreign Currency Translation

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

Net realized gains and losses from foreign currency and investment transactions disclosed in the Statement of Operations consist of net gains and losses on disposition of foreign currency, currency gains and losses realized between trade and settlement dates on security transactions, and the difference between the amount of net investment income accrued and the amount actually received in U.S. dollars. Net unrealized foreign exchange gains and losses arise from changes in fair values of assets and liabilities other than investments in securities at period end, resulting from changes in exchange rates. The effects of foreign currency exchange rates on foreign securities held are included in net realized and unrealized gain or loss on investments.


                                        ACTIVA Mutual Funds Semiannual Report 35

ACTIVA Notes to Unaudited Financial Statements continued

Security Lending

The Funds lend portfolio securities from time to time in order to earn additional income. The income recorded as a result of securities lending transactions is included in miscellaneous income in the Statement of Operations. The Funds receive collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintain collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At June 30, 2007, the value of the securities loaned and the collateral received were as follows:

                              Value of the        Collateral
Fund                     Securities Loaned          Received
----                     -----------------        ----------
Intermediate Bond               $7,385,725        $7,471,377
Value                          $16,036,620       $16,423,477
Growth                          $4,485,498        $4,574,659
International                  $13,638,862       $14,184,616

The cash collateral received by the Funds is recorded as an asset and liability in the Statement of Assets and Liabilities.

Federal Income Taxes

It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from substantially all federal income taxes. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Dividend Distributions

The Intermediate Bond Fund declares and distributes dividends monthly, and capital gains (if any) are distributed annually. The Value Fund, Growth Fund and International Fund declare and distribute dividends and capital gains (if any) annually.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

New Accounting Standards

On January 1, 2007, the Company adopted the provisions of FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes, an Interpretation of FASB No. 109" ("FIN 48"). FIN 48 provides recognition criteria and a related measurement model for tax positions taken by companies. In accordance with FIN 48, a tax position is a position in a previously filed tax return or a position expected to be taken in a future tax filing that is reflected in measuring current or deferred income tax assets and liabilities. Tax positions are required to be recognized only when it is more likely than not (likelihood of greater than 50%), based solely on the technical merits, that the position will be sustained upon examination. Tax positions that meet the more likely than not threshold should be measured using a probability weighted approach as the largest amount of tax benefit that is greater than 50% likely of being realized upon settlement.


36 ACTIVA Mutual Funds Semiannual Report

ACTIVA Notes to Unaudited Financial Statements continued


The Company has reviewed its tax positions and determined that there are no uncertain tax positions. Accordingly, there have not been any adjustments made to these financial statements related to FIN 48.

In September 2006, the FASB also issued SFAS No. 157, Fair Value Measurements (SFAS 157). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. This Statement applies to fair value measurements already required or permitted by existing standards and will be effective for the Funds as of January 1, 2008. The Funds do not expect the adoption of SFAS 157 will have a significant impact on its results of operations, financial position or cash flows.

On July 12, 2007, Michigan enacted a new business tax (Michigan Business Tax), which is a combined income tax and modified gross receipts tax. This tax replaces the Single Business Tax, which is similar to a value-added tax and thus is not included in income taxes by the Trust. The new Michigan Business Tax, which is effective January 1, 2008 and applies to all business activity after December 31, 2007, is largely based on income and thus will be treated as an income tax by the Trust. In accordance with Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes, deferred income tax assets and liabilities are required to be adjusted for the effect of a change in tax laws or rates with the effect included in income for the period that includes the enactment date. The Trust is currently evaluating the impact of this change on its deferred income tax accounts that will be included in the Trust's financial statements during the year ending December 31, 2007.


4. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds have entered into investment advisory agreements with Activa Asset Management LLC (the Adviser), effective June 11, 1999. The Funds employ the investment adviser to provide investment advice and manage on a regular basis the investment portfolios for the Funds. Except when otherwise specifically directed by the Funds, the Investment Adviser will make investment decisions on behalf of the Funds and place all orders for the purchase and sale of portfolio securities for the Funds' accounts. The Adviser shall be permitted to enter into an agreement with another advisory organization (sub-adviser), whereby the sub-adviser will provide all or part of the investment advice and services required to manage the Funds' investment portfolios as provided for in these agreements. In return for these services, the Funds pay the adviser an annual rate as follows:

FUND                 % OF AVERAGE NET ASSETS
----                 -----------------------
Intermediate Bond    .40% on first $50 million; .32% on next $100 million;
                     .24% on assets in excess of $150 million

Value .60% on first $100 million; .50% on assets in excess of $100 million; the minimum annual fee shall be $350,000 plus .20% of average net assets

Growth .70% on first $25 million; .65% on next $25 million; .60% on assets in excess of $50 million

International        .85% on first $50 million; .75% on assets in excess of
                     $50 million


As permitted by the above agreements, the Adviser has retained the following sub-advisers:

FUND                 SUB-ADVISER
----                 -----------
Intermediate Bond    McDonnell Investment Management, LLC

Value                Wellington Management Company, LLP

Growth               BlackRock Capital Management, Inc.

International        Tradewinds Global Investors, LLC*

*Tradewinds Global Investors, LLC, became sub-adviser for the International Fund effective April 1, 2005. Prior to that agreement, sub-advisory services were provided by Nicholas Applegate Capital Management.



                                        ACTIVA Mutual Funds Semiannual Report 37

ACTIVA Notes to Unaudited Financial Statements continued


Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Value Fund, Intermediate Bond Fund, Growth Fund and International Fund have entered into a Plan and Agreement of Distribution with Activa Asset Management LLC. Under the terms of the agreement, Activa Asset Management LLC provides services in connection with distributing the Funds' shares (except Value Fund Class R). For these services rendered, the Funds compensate Activa Asset Management LLC monthly at a maximum annual rate of .25 of 1% of the average net assets of the Fund. For the six month period ended June 30, 2007 the Board of Trustees approved an annual rate of .10 of 1% of average net assets.

The Funds have a transfer agency and dividend disbursing agency agreement with Activa Asset Management LLC. Under these agreements, Activa Asset Management LLC is the agent for transfer of the Funds' shares and disbursement of the Funds' distributions. For these services, the Intermediate Bond, Value (Class A), Growth and International Funds pay a monthly fee based upon $2.00 per account in existence during the month. The transfer agent is compensated by the Value Fund (Class R) at a monthly rate of 1/12 of .20% (.20% annually) of average net assets.

On June 11, 1999, as amended on June 3, 2004, the Trust has entered into an administrative agreement with Activa Asset Management LLC. Under the terms of the agreement Activa Asset Management LLC will act as administrator for the Funds. As administrator of the Funds, Activa Asset Management LLC will furnish office space and office facilities, equipment and personnel, as well as providing services relating to compliance, tax and financial service requirements. For these services, the administrator will be compensated quarterly by each fund at an annual rate of .15% of 1% of average daily net assets.

On July 9, 1999 the Trust entered into a Fund Accounting Agreement with Bisys Fund Services Ohio, Inc. (Fund Accountant). As stated in the agreement, the Fund Accountant is responsible for the maintenance of books and records, performance of daily accounting services, providing the Funds' management with information for the preparation of monthly financial statements and certain information necessary for meeting compliance requirements. The Fund Accountant is compensated by each fund based upon an annual fee of $35,000 for assets up to $100 million; $50,000 for assets between $100 million and $1 billion; and $75,000 for assets in excess of $1 billion. In addition, each fund will pay the Fund Accountant an annual fee of $2,500 for portfolio accounting reports provided to investment adviser personnel through internet access.

Two families, which own (directly or indirectly) the majority of the shares outstanding of the Trust, also indirectly own 100% of the Adviser.


5. INVESTMENT TRANSACTIONS

At June 30, 2007, the cost of investments owned by the Value Fund was $112,828,555 for federal income tax purposes. Aggregate gross unrealized appreciation on securities in which there was an excess of market value over tax cost was $25,732,137. Aggregate gross unrealized depreciation on securities in which there was an excess of tax cost over market value was $555,328. Net unrealized appreciation for tax purposes was $25,176,809, at June 30, 2007.

The unrealized appreciation (depreciation) at June 30, 2007 based upon cost of both long-term and short-term securities for the funds that have elected an October 31st year-end for federal income tax purposes were as follows:

                                                             Net        Cost for
                     Gross             Gross          unrealized         federal
                unrealized        unrealized        appreciation      income tax
Fund          appreciation      depreciation      (depreciation)        purposes
----          ------------      ------------      --------------      ----------
Intermediate
 Bond             $178,417        $1,439,457         ($1,261,040)    $62,055,721
Growth           3,849,273           389,513           3,459,760      23,669,877
International    8,529,629         2,069,631           6,459,998      39,982,654


38 ACTIVA Mutual Funds Semiannual Report

ACTIVA Notes to Unaudited Financial Statements continued


For the period ended June 30, 2007, each fund purchased and sold securities, excluding short-term securities, in the following amounts:

                U.S. Government Obligations     Other Securities
Fund              Purchases      Sales         Purchases      Sales
                  ---------      -----          --------      -----
Intermediate
 Bond             $5,829,839   $5,725,570     $18,217,174   $16,132,847
Value                     --           --      42,624,848    40,858,624
Growth                    --           --      12,156,471    12,136,269
International             --           --      11,136,969    10,399,069


6. RELATED PARTY TRANSACTION

A certain class of Independent Business Owners of Alticor, Inc. received part of its Emerald profit-sharing bonus in common stock shares of the Value Fund. On January 11, 2007, Alticor, Inc. purchased 217,710 Value Fund shares valued at $2,113,960 (based upon the net asset value of $9.71 per share) and transferred the shares to these Independent Business Owners.

On March 27, 2007 Amway Investment Corp., a principal shareholder of the Activa Mutual Fund, redeemed $30,000,000 from the Activa Intermediate Bond Fund, via a redemption in kind which is a distribution of portfolio securities, rather than cash as payment, for a redemption of fund shares.


                                        ACTIVA Mutual Funds Semiannual Report 39

ACTIVA Financial Highlights

                                                                  INTERMEDIATE BOND FUND                VALUE FUND - CLASS A
                                                                ---------------------------        ------------------------------
                                                                    PERIOD             YEAR            PERIOD                YEAR
                                                                     ENDED            ENDED             ENDED               ENDED
                                                                   6/30/07         12/31/06           6/30/07            12/31/06
Per share outstanding for each period                           (UNAUDITED)        (AUDITED)       (UNAUDITED)           (AUDITED)
                                                                ----------       ----------        ----------          ----------
Net Asset Value, Beginning of Period                                 $9.83            $9.91             $9.81               $8.65

Income from investment operations:
   Net investment income (loss)                                       0.21             0.43              0.07                0.13
   Net realized and unrealized gains (losses) on securities          (0.16)           (0.08)             0.65                1.49
                                                                ----------       ----------        ----------          ----------
Total from investment operations                                      0.05             0.35              0.72                1.62
Less Distributions:
   Dividends from net investment income                               0.21             0.43                --                0.13
   Dividends in excess of net investment income                       --                 --                --                  --
   Distributions from capital gains                                   --                 --                --                0.33
                                                                ----------       ----------        ----------          ----------
Total Distributions                                                   0.21             0.43                --                0.46
                                                                ----------       ----------        ----------          ----------
Net Asset Value, End of Period                                       $9.67            $9.83            $10.53               $9.81
                                                                ==========       ==========        ==========          ==========
Total Return *                                                       0.49%            3.68%             7.34%              18.80%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period                                      $61,376,037      $90,694,737      $132,004,320        $125,459,119
Ratio of expenses to average net assets                               0.4%             0.8%              0.6%                1.1%
Ratio of net income (loss) to average net assets                      2.3%             4.4%              0.7%                1.4%
Portfolio turnover rate                                              30.1%            53.1%             30.9%               63.6%

* The period ended June 30, 2007 is not annualized but an aggregate total return for the period.


40 ACTIVA Mutual Funds Semiannual Report

                                              VALUE FUND - CLASS R                GROWTH FUND                 INTERNATIONAL FUND
                                            --------------------------    ---------------------------   ---------------------------
                                                PERIOD            YEAR         PERIOD           YEAR          PERIOD           YEAR
                                                 ENDED           ENDED          ENDED          ENDED           ENDED          ENDED
                                               6/30/07        12/31/06        6/30/07       12/31/06         6/30/07       12/31/06
Per share outstanding for each period       (UNAUDITED)       (AUDITED)    (UNAUDITED)      (AUDITED)     (UNAUDITED)      (AUDITED)
                                            ----------      ----------     ----------     ----------      ----------     ----------
Net Asset Value, Beginning of Period             $9.86           $8.69          $7.65          $7.37           $9.95          $9.12

Income from investment operations:
   Net investment income (loss)                   0.07            0.14          (0.01)            --            0.08           0.14
   Net realized and unrealized gains
      (losses) on securities                      0.66            1.50           0.73           0.28            0.74           1.68
                                            ----------      ----------     ----------        -------         -------     ----------
Total from investment operations                  0.73            1.64           0.72           0.28            0.82           1.82
Less Distributions:
   Dividends from net investment income             --            0.14             --             --              --           0.14
   Dividends in excess of net
      investment income                             --              --             --             --              --             --
   Distributions from capital gains                 --            0.33             --             --              --           0.85
                                            ----------      ----------     ----------        -------         -------     ----------
Total Distributions                                 --            0.47             --             --              --           0.99
                                            ----------      ----------     ----------        -------         -------     ----------
Net Asset Value, End of Period                  $10.59           $9.86          $8.37          $7.65          $10.77          $9.95
                                            ==========      ==========     ==========        =======         =======     ==========
Total Return *                                   7.40%          18.89%          9.41%          3.80%           8.24%         20.02%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period                   $5,935,418      $4,956,094    $27,097,906    $24,786,841     $46,331,892    $42,706,931
Ratio of expenses to average net assets           0.5%            1.1%           0.7%           1.4%            0.7%           1.4%
Ratio of net income (loss)
   to average net assets                          0.7%            1.4%          -0.1%          -0.4%            0.7%           1.6%
Portfolio turnover rate                          30.9%           63.6%          47.4%         105.9%           25.2%          48.4%

                                        ACTIVA Mutual Funds Semiannual Report 41

Logo: Activa Mutual Funds

Activa Mutual Funds
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(800) 346-2670
WWW.ACTIVAFUNDS.COM



                                                               Printed in U.S.A.

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included as part of the shareholder report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating Committee will consider nominees recommended by shareholders. Recommendations by shareholders can be made in writing to the Fund.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS
-----------------

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not Applicable.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: Ex-99.CERT Attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Activa Mutual Fund Trust
            -----------------------------------------------------------

By (Signature and Title)* /s/ Allan D. Engel
                         ----------------------------------------------
                          Allan D. Engel
                          President, Principal Executive Officer and
                          Principal Financial Officer

Date August 30, 2007
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*
                         ----------------------------------------------


Date
    -------------------------------------------------------------------

By (Signature and Title)* /s/
                         ----------------------------------------------


Date
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.